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Preliminary Information Statement/A
Dated: November 5, 2001

                         Upland Energy Corporation
                            712 Arrowhead Lane
                            Murray, Utah  84107

                           INFORMATION STATEMENT

     This Information Statement is furnished to shareholders of Upland Energy Corporation, a Utah corporation, ("Upland") in connection with certain corporate actions approved by the majority consent of shareholders on May 10, 2001. The corporate actions approved by the majority consent of shareholders will be effective, _________, twenty days after the mailing of this information statement to shareholders. The corporate action was unanimously approved and recommended by the board of directors of Upland who obtained the consent of the majority of Upland's shareholders to the proposals.

     The corporate actions involve proposals (hereafter the "Proposals") providing for the following matters.

     1. A recapitalization pursuant to which the issued and outstanding shares of Upland's common stock will be reverse split, or consolidated, on a one (1) for two (2) basis so that shareholders will receive one (1) share of Upland's common stock for every two (2) shares now held.

     2. The acquisition of LifeSmart Nutrition, Inc., a Utah corporation ("LifeSmart"), pursuant to the terms of an Agreement and Plan of Reorganization dated March 19, 2001. Under the terms of the Agreement, Upland will acquire LifeSmart in a corporate reorganization with LifeSmart becoming a wholly owned subsidiary of Upland, and the shareholders of LifeSmart receiving an aggregate of approximately seven million eight hundred ninety seven thousand seven hundred eighty five (7,897,785) post-split shares of Upland's common stock after giving effect to the recapitalization described above (the "Acquisition"). The seven million eight hereunder ninety seven thousand seven hundred eighty five (7,897,785) shares will represent 64.38% of the then issued and outstanding shares of Upland after giving effect to the recapitalization.

     3. The election of the following nominees to serve as the directors of Upland subsequent to the Acquisition: Richard W. Hellyer, Darald A. Donnell, and Darren J. Lopez.

     4. The amendment to the articles of incorporation of Upland to change the name of Upland to LifeSmart, Inc. and add 10,000,000 shares of preferred stock to Upland's authorized capitalization.

ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON May 1, 2001 (THE "RECORD DATE"), WERE ENTITLED TO NOTICE OF AND TO VOTE ON THE PROPOSAL. MEMBERS OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS WHO, COLLECTIVELY HOLD IN EXCESS OF 50% OF Upland'S ISSUED AND OUTSTANDING SHARES HAVE VOTED IN FAVOR OF THE PROPOSALS. AS A RESULT, THE PROPOSALS HAVE BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDER.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.


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                                 PROPOSALS

Introduction
------------

     Upland is acquiring LifeSmart Nutrition, Inc., a Utah corporation, as a wholly-owned subsidiary through the issuance of shares of its Common Stock to
the shareholders of LifeSmart.   As part of the Acquisition, Upland has
created a wholly owned subsidiary which will merge with and into LifeSmart with LifeSmart being the surviving corporation and becoming a wholly owned subsidiary of Upland.

     Presently, LifeSmart is incorporated under the laws of the State of Utah and is engaged in the development and marketing of nutritional supplements such as creatine and calcium. LifeSmart offers its nutritional supplements in candy-like soft chew delivery systems, similar to caramel square candy. These nutritional supplements are sold both through private label and under the LifeSmart brand. LifeSmart began its marketing efforts in the second half of 2000. Prior to the second half of 2000, LifeSmart efforts were focused on the research and development of the nutritional supplements. See "Information about LifeSmart." LifeSmart address and telephone number is 8 East Broadway, Suite 200, Salt Lake City, Utah 84111; telephone number (801) 596-3222.



     Each of the proposals set forth below was a negotiated term of the Acquisition with LifeSmart. The board of directors approved the proposals believing they were in Upland's and its shareholders' best interest.

RECAPITALIZATION
----------------

     As a negotiated term of the Acquisition, the board of directors approved a recapitalization (the "Recapitalization") of Upland's outstanding Common Stock. The Recapitalization will reduce on a 2-for-1 basis the issued and outstanding shares of Upland's common stock, par value $0.001 per share (the "Common Stock"), through a reverse split or consolidation, so that shareholders will receive one (1) share of Common Stock (hereinafter the "Consolidated Common Stock") for every two (2) shares of Common Stock now held by the shareholder. No fractional shares will be issued in connection with such recapitalization and any fractional shares will be rounded up to the nearest whole number. A principal shareholder, Lee Jackson, has agreed to contribute to Upland sufficient shares to offset the number of whole shares issued in lieu of fractional shares. It is anticipated, at most, only 260 shares will be needed to be contributed. The Recapitalization will result in the 5,065,592 issued and outstanding shares of Common Stock outstanding on the record date being reverse split so that 2,532,796 shares of consolidated Common Stock will be issued and outstanding after the Recapitalization. Additionally, the 3,673,000 shares issued to raise the $918,250 to fund LifeSmart's and Upland operation since May 2001, will be reduced on the same ratio to 1,836,000 shares of Consolidated Common Stock.




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     The Recapitalization will not result in any modification of the rights of shareholders and will have no effect on the shareholders' equity in Upland, except for a transfer of approximately $2,533 from stated capital to additional paid-in capital. All shares returned to Upland as a result of the Recapitalization will be canceled and returned to the status of authorized and unissued shares.

     The rights of existing shareholders will not be altered and no shareholder will be eliminated as a result of the reverse split. It is possible that shareholders holding less than 100 shares of the Consolidated Common Stock (otherwise known as "Odd Lots") may have difficulty in disposing of their shares in that the commissions charged to sell such shares may exceed the value of the shares.


     The Recapitalization was a negotiated term of the Acquisition. The board of directors and management of Upland supports the recapitalization and agreed in the negotiations with LifeSmart, who proposed the recapitalization, to accept the 2 for 1 reduction in outstanding shares. The board of directors and management agreed to the recapitalization as a means of providing LifeSmart the percentage of Upland stock it wanted without having too many shares of stock outstanding. Management of both companies did not want too many shares outstanding which may have served as an impediment to eventually having a $4.00 bid price on the stock to meet NASDAQ requirements. Although currently even the combined companies do not meet NASDAQ requirements, management of both companies felt NASDAQ is a long term goal that they had to plan and structure for now.

     The Recapitalization will decrease the number of shares of Upland's Common Stock outstanding as of May 1, 2001, (the "Record Date") but will not be reflected in the trading of the shares until the effective date of the Recapitalization. The effective date of the Recapitalization will be at the commencement of business Eastern Standard Time, on November 15, 2001, or as soon thereafter as practicable.

ACQUISITION
-----------

     The acquisition of LifeSmart by Upland will result in a change of control of Upland with the shareholders and management of LifeSmart assuming control positions in Upland. The acquisition of LifeSmart will result in approximately 7,897,785 shares of Consolidated Common Stock being issued to LifeSmart shareholders and 5,595,250 shares being reserved for issuance under stock option plans and warrants. Additionally, since the Reorganization Agreement was entered, Upland has sold 1,836,500 shares of Consolidated Common Stock for equity investments totaling $918,250. These shares were sold to help fund LifeSmart and meet a condition of the merger which required Upland to raise $500,000 in equity financing. Although only $500,000 in additional equity financing was required to be raised, LifeSmart and Upland's board of directors agreed to raise additional equity beyond the $500,000 to help fund the needs of LifeSmart. The additional funds raised were not a condition of the acquisition. The offering was increased to $1,350,000 and closed at $918,250. The companies may seek to raise additional capital in the future, but, at this time, the terms of any such future capital is still unknown. The raising of future capital would likely have a dilutive effect on current shareholders. After the acquisition of LifeSmart, the issuance of 7,897,785 shares of Consolidated Common Stock to LifeSmart shareholders, and the raising of $918,250 in additional equity financing, there will be approximately 12,267,081 shares of Consolidated Common Stock outstanding. Accordingly, the

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present shareholders of Upland, including those who own the additional
1,836,500 shares of Consolidated Common Stock recently issued, will have approximately 35.62% of Upland's outstanding shares of Consolidated Common Stock following the Acquisition, without giving effect to the shares reserved for issuance under any stock plan or warrant.

     Reasons for the Transaction
     ---------------------------

     Upland has been focused on the development of oil and gas properties in
Kansas.  These efforts have not produced profitable operations.   Upland has
limited resources and has had to rely on funds from its officers and shareholders to support its operations. Its oil and gas operations are only now reaching a break even point and without additional capital to develop new wells management feels its oil and gas operations, will, at best, only continue to break even or produce a slight profit. After an extensive review of Upland's history, current operations and future prospects, the board of directors and management of Upland believed it is in the best interest of Upland and its shareholders to explore alternative business opportunities. These efforts led to LifeSmart Nutrition, Inc., which is located in Salt Lake City, Utah, the home of Upland's corporate offices.



     Upland was introduced to LifeSmart by Frank Gillen, who at the time was working as a consultant to Upland performing general business consulting and strategic planning. Mr. Gillen had no business dealings, contracts or arrangements with LifeSmart. Mr. Gillen was initially approached by LifeSmart in connection with making an investment in LifeSmart. Mr. Gillen did not make an investment in LifeSmart but introduced them to Upland on possibly entering into a merger. Neither Upland nor LifeSmart had any prior dealings, contracts or arrangements with the other party. The negotiations by Upland to acquire LifeSmart were handled by Lee Jackson, the president of Upland and Frank Gillen. Messrs. Jackson and Gillen did not seek the advise of any other experts or advisors in the determination of the consideration to be offered to acquire LifeSmart. The eventual number of shares to be received by LifeSmart came after extensive negotiations between the two parties. Given the present state of both companies at the time of the negotiations with neither profitable, much of the negotiations on consideration was based on non-empirical data. Instead the parties relied on their own business acumen to come to the terms of the deal and what each party thought would be fair to their shareholders given the state of the Upland and LifeSmart. The negotiations took place over several months as both parties explored other business deals, none of which advanced beyond initial discussions. Upland had explored potential acquisitions in the oil industry or potential sale to a company in the oil industry but found no interest. Eventually the board of directors of the two companies decided the acquisition by Upland of LifeSmart was the best alternative. Both sides recognized the risk involved in the acquisition given neither company was profitable and both needed additional funding. However, in the end the board of directors of Upland felt the deal with LifeSmart was in the best interest of Upland and its shareholders and LifeSmart's board of directors felt the offer by Upland greatly enhanced LifeSmart's potential to raise it immediately needed, and was in the best interest of LifeSmart and its shareholders.



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     Although LifeSmart is in the beginning cycle of its product development and marketing, the board of directors and management of Upland reviewed LifeSmart's industry, its management, and products and decided it presented an opportunity for potential growth that was not present in Upland's current business. With LifeSmart having completed product development on several products, Upland's board of directors and management believed it would be the right time to structure a deal with LifeSmart before it started full marketing efforts on its products. Upland's board of directors and management did weigh the potential risks associated with a transaction with LifeSmart given LifeSmart had a negative working capital in that its liabilities exceeded its available assets. However, after reviewing the potential market for LifeSmart products, and Upland's current financial position, Upland's board of directors and management believed the potential risks associated with LifeSmart and its operations were outweighed by the potential upside in LifeSmart's business. Additionally, Upland's board of directors and management believed LifeSmart was the best business opportunity the management of Upland had found in which a deal was possible. Upland's management had found that Upland was somewhat limited in potential deals based on Upland's own financial position.

     Even in considering a transaction with LifeSmart, one of the requirements was additional capital be raised to help fund LifeSmart's operations. Given Upland's past performance in the oil and gas industry, management of Upland did not feel it was feasible to continue to raise capital for the oil and gas operations. However, after discussing LifeSmart and its business with potential investors, Upland's management did find interest in financing LifeSmart's business through Upland. With support from potential investors, many of whom were current shareholders of Upland, the board of directors and management felt the potential benefits outweighed the risk of entering into a transaction with a company like LifeSmart which did not have a proven operation, had a negative working capital and little revenue. The board of directors and management of Upland believes the market being pursued by LifeSmart has growth opportunity, that LifeSmart has products being well received by potential customers, and LifeSmart is ahead of its competitors in the development of certain products, particularly its creatine chews which Upland's management believes have strong potential.

     Upland is and was limited in its ability to perform extensive research on LifeSmart's product capabilities and future market potential given Upland's limited resources. The ultimate decisions were based on a belief in LifeSmart's management, discussions with potential customers of LifeSmart and a review of potential contracts being sought by LifeSmart. Additionally, Upland's decisions were based on the current state of Upland's business and financial position and the need to move in another direction than the oil and gas market.

     Terms of the Acquisition
     ------------------------

     On March 19, 2001, Upland entered into an Agreement and Plan of Reorganization with LifeSmart. Pursuant to the terms of the Acquisition Agreement, Upland will acquire LifeSmart through the exchange of approximately seven million eight hundred ninety seven thousand seven hundred eighty five (7,897,785) shares of Consolidated Common Stock for all of LifeSmart's issued and outstanding shares of common stock. LifeSmart's business will be the focus of Upland's operations going forward. Management of LifeSmart will also assume similar roles with Upland. Current directors and management of Upland will resign at the closing of the transaction. Additional negotiated terms of

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the Acquisition call for the name of Upland to be changed to LifeSmart
Nutrition, Inc. and for Upland to raise $500,000 in equity financing through the sale of Consolidated Common Stock.



    One of LifeSmart's conditions to the acquisition was Upland must have raised $500,000. This was a condition for LifeSmart which was in need of additional capital to finance its product launches. At the time of the negotiations with Upland, LifeSmart was looking at several financing alternatives. In these negotiations, LifeSmart was adamant that without the $500,000 in financing, being available for its use, LifeSmart would not proceed with any acquisition with Upland. Upland's board of directors and management, after reviewing LifeSmart's business plan, financial projections and contracts agreed to the financing. Both LifeSmart and Upland based on the current status of the respective business, set a price of $0.25 per share of common stock or $0.50 per share of Consolidated Common Stock to raise the $500,000. After discussions with potential investors, who eventually bought in the private placement, Upland decided to add one common stock purchase warrant for every four shares purchased in the offering to entice buyers. The common stock purchase warrant is exercisable for two years at $0.50 per share Consolidated Common Stock. The $500,000 has now been raised. Upland also increased the offering to $1,350,000 based on LifeSmart's current business and need for additional capital to expand. The offering was closed after $918,250 was raised. All sales were to accredited investors with fifteen subscribers. The increased equity financing is not a term of the Agreement but was believed to be in the best interest of both companies and approved by the board of directors of both companies. It is anticipated that additional capital will need to be raised. At this time, the terms of any future capital raising are not known. Current investors in LifeSmart and Upland may be interested in making further investments but no discussions have been had with current investors, including those who invested the last $918,250 raised on whether they would be interested in making further investments, and if so, on what terms they would make the investments.



     Upon completion of the Acquisition, the raising of the additional funds and the recapitalization, Upland is expected to have the following shares of Consolidated Common Stock outstanding:

 Class of Shareholder    Shares of Consolidated Common Stock    Percentage
 --------------------    -----------------------------------    ----------

 Current Shareholders of
   Upland                              4,369,296                 35.62%

 LifeSmart Shareholders                7,897,785                 64.38%
                                      ----------                -------
    Total                             12,267,081                100.00%

     The shares shown above as being issued to LifeSmart Shareholders do not account for any stock awards to key employees and consultants of LifeSmart under LifeSmart's stock plan at the time they became consultants or employees of Upland. Presently, such employees and consultants, upon completion of the reorganization will have stock rights to acquire 3,350,000 shares of Consolidated Common Stock. At this time the exact terms of the options are

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not yet determined; however, LifeSmart does intend to issue the options to current officers, directors and employees. Additionally, there are no provisions in the Acquisition Agreement or otherwise which restrict the new management of Upland following the Acquisition from issuing further stock options or awards which would provide additional dilution to current shareholders. The above share breakdown also does not include the 2,245,250 warrants and options outstanding in Upland which are exercisable at $0.50 per share for an additional 2,245,250 shares of Upland.

     Although current shareholders will be diluted by the acquisition, the board of directors and management of Upland believe this transaction is in Upland's and its shareholders' best interests. By acquiring LifeSmart, management believes Upland is receiving operations and a subsidiary with a business plan that offers more potential than Upland's current business model. As Upland currently is not profitable and does not have the resources to continue its oil exploration, the board of directors and management feels this acquisition is important to creating value in Upland for its shareholders.
The Acquisition is designed to provide LifeSmart with a public market for its stock for the future benefit of its current shareholders and to enhance LifeSmart's ability to seek future funding of its operations.

Effective Date

     The Acquisition will become effective upon the completion of all matters referred to herein. The Acquisition is expected to be completed on before November 15, 2001, assuming all conditions precedent have been met.

Conditions to the Acquisition

     The obligation of Upland and LifeSmart to consummate the Acquisition are subject to certain conditions, including the following:

     1) Upland must have raised an additional $500,000 in equity financing.

     2) The representations and warranties made by or on behalf of each of the parties in the Acquisition Agreement or in any certificate or document delivered by a party pursuant to the provisions of the Acquisition Agreement shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time.

     3) The parties shall each have performed and complied with all covenants, agreements and conditions required by the Acquisition Agreement to be performed or complied with prior to or at the Closing. These conditions include delivering financial information to the other party, raising the $500,000 in additional equity capital, receiving shareholder approval from Upland and LifeSmart's shareholders, and amending Upland's articles of incorporation to include a preferred class of stock and change the name of Upland to LifeSmart, Inc. The companies will also have to deliver certificates of good standing from the state of Utah indicating they are both in good standing as corporations. They will also deliver officers certificates stating the companies have complied with the terms of the agreement including receiving shareholder approval, and there are no material changes in business, except those anticipated by the Agreement.

     4) The present board of directors of Upland shall cause the appointment of all LifeSmart nominees to the board of directors of Upland as directed by LifeSmart and shall have arranged for the resignation of the existing officers and directors of Upland.

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     5)     All instruments and documents delivered to a party pursuant to the provisions of the Acquisition Agreement shall be reasonably satisfactory to counsel for the other parties.

     6) The LifeSmart shareholders shall each deliver to Upland a letter commonly known as an "investment letter" acknowledging that the shares of Upland's Common Stock being issued in exchange for the LifeSmart shares are being acquired for investment purposes.

     Representations and Warranties
     ------------------------------

     Upland and LifeSmart have made certain representations and warranties to each other with respect to, among other things, the organization and good standing of each of Upland and LifeSmart, authorization of the Acquisition Agreement, capitalization, stock ownership, validity and legality of stock, ownership of assets, contractual and other commitments, liabilities, financial statements, absence of material adverse changes, disclosure of material facts, availability of certain documents and records, accuracy of certain documents, and legal and other proceedings. Each party must verify the accuracy of these representations up through the Closing of the Acquisition.

     Expenses

     Upland and LifeSmart will each pay their own expenses of the Acquisition. Presently, the only expenses of the parties are for legal, accounting, printing and mailing cost. Upland anticipates these cost to be around $20,000 for legal and accounting and printing and mailing cost to be around $2,000 but may be higher. LifeSmart also only anticipates legal, accounting, printing and mailing cost. Presently, LifeSmart is estimating legal and accounting cost to be around $25,000 with printing and mailing to be around $1,500 to $2,000. Neither party is paying outside consultants to assist in the acquisition other than the attorneys and accountants.

     Accounting Treatment

     The Acquisition is expected to be accounted for as a "reverse acquisition" which results in a recapitalization treatment on the financial statements of Upland with LifeSmart deemed to be the acquiring corporation for financial accounting purposes. The legal status of Upland as the parent corporation will not change.

     Regulatory Approval

     No specific federal or state regulatory approvals must be obtained by Upland in order to consummate the Acquisition other than general compliance with applicable corporation law and state and federal securities laws.

     Termination

     At any time prior to the consummation of the Acquisition, notwithstanding the approval of the Acquisition Agreement by the shareholders of either or both of Upland and LifeSmart, the Acquisition Agreement may be terminated and the Acquisition abandoned by the mutual consent of the board of directors of Upland and LifeSmart. Upland presently knows of no reason why the Acquisition might be abandoned.

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     Change of Corporate Name

     At or about the time of the Acquisition, Upland will change its name to LifeSmart, Inc. or a derivation thereof as determined by the board of directors, and subject to the availability of the name for use in Utah. The name change will be accomplished by filing restated articles of incorporation in Utah.

     GS&C Spin Off/Sale



     As a negotiated term of the Acquisition Agreement, Upland agreed to either spin off its oil and gas operations to its shareholders or sell its oil and gas operations. Under the terms of the Acquisition Agreement, all of Upland's oil and gas operations, which will include all assets and liabilities of Upland, exclusive of the advance to LifeSmart, will be transferred to GS&C, a wholly owned subsidiary of Upland. Upland will then prepare the necessary documentation and SEC filings, including filing a registration statement with the Securities and Exchange Commission, to spin off GS&C to Upland's shareholders. The spin off would not be on a pro rata basis. Instead, the Upland shareholders of record at the close of business on the day before the closing of the acquisition of LifeSmart will receive one share of GS&C for every ten shares of Upland currently held. The ratio will be based on pre consolidation or reverse split share levels for the Upland shareholders. Accordingly, the present Upland shareholders, including those who purchased in Upland's recent private placement which raised $918,000 will receive 873,859 shares of GS&C. Every LifeSmart shareholder of record at the close of business on the day before the closing date of the LifeSmart acquisition will receive one tenth of one (0.1) share of GS&C for every one share of Upland to be held by such shareholders immediately after the acquisition of LifeSmart. LifeSmart shareholder's ratio will be based on shares of Consolidated Common Stock so that LifeSmart shareholders will receive an aggregate of 78,977 shares of GS&C. No fractional shares of GS&C will be issued, instead shares will be rounded up to the nearest whole share.



     If Upland is unable to complete the spin off of GS&C within twelve months of closing the acquisition of LifeSmart, Lee Jackson and Maven Properties, LLC have an option to purchase GS&C from Upland for one hundred thousand dollars ($100,000). Mr. Jackson and Maven Properties, LLC are not required to purchase the properties but only have an option to purchase. The spin off plan and option were entered into to provide a mechanism to help dispose of Upland's oil and gas properties which LifeSmart's management did not want to run after the Acquisition. The oil and gas properties had not proven profitable in the past and LifeSmart did not want the oil and gas operations to be a drain on its business and management's time. Additionally, the current management of Upland felt Upland, and they, had a substantial investment in the properties and believed over time they may become marginally profitable or be able to be sold. Accordingly, the hope was if the properties become profitable current shareholders will be able to share in the profitability of the properties. However, in an effort to provide a definite time LifeSmart's management could look to for the termination of the oil and gas operations, the option to purchase was created. Upland is hopeful the spin off will be complete within a twelve month period. The spin off will require a registration statement be filed with the Securities and Exchange Commission to register the GS&C shares.

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     The price being paid by Lee Jackson and Maven Properties, LLC for GS&C and the related oil and gas properties, if a spin off is not completed, was suggested by Lee Jackson and Maven Properties, LLC. LifeSmart's board of directors agreed to the price offered by Lee Jackson and Maven Properties, LLC as LifeSmart was not looking to the assets of Upland for any significant value and LifeSmart's board of directors felt the amount offered was reasonable, especially given the fact that LifeSmart does not want to continue to operate an oil field that was losing money. No third party evaluation was done on the value of GS&C and the related oil and gas properties. Lee Jackson and Maven Properties, LLC did not engage in any evaluation of the property and suggested the price solely on discussions between Mr. Jackson and Frank Gillen, the owner of Maven Properties, on what value they thought would be a fair price, in their minds, for GS&C and, which might, allow them to eventually make a profit in the future on the sale of GS&C. The sale of GS&C to Lee Jackson and Maven Properties would be considered a non arms length transaction. The board of directors, which is made up of Lee Jackson and Michael Labertew, agreed to the price for GS&C without seeking outside advise or other offers.

     LifeSmart Reasons for the Merger
     --------------------------------

     LifeSmart has been in need of capitalization to continue to grow and service its orders. LifeSmart's board of directors and management had reviewed several financing possibilities and believed that the potential to have an immediate cash infusion of $500,000 and the ability to potentially have a trading market for LifeSmart's securities was in the best interest of LifeSmart's shareholders.

     Interest of Certain Persons in the Acquisition
     ----------------------------------------------

     In considering the recommendation of Upland's board of directors and management with respect to the Acquisition Agreement, neither Upland's board of directors or management nor LifeSmart's board of directors or management will receive any benefits arising from their ownership of Upland's common stock as a result of the acquisition that will not be equally extended to all of Upland's and LifeSmart's shareholders. No member of Upland's management has an ownership interest in LifeSmart and, LifeSmart shareholders have no material ownership interest in Upland prior to the completion of the acquisition. Management and employees of both Upland and LifeSmart will receive options in the combined entities for ongoing services to the companies. A total of 5,595,250 shares have been reserved for issuance under options and warrants. LifeSmart's management has indicated that approximately 3,350,000 of the options will be issued to replace current and promised options in LifeSmart to its executive officers, directors, and employees. Upland has issued 100,000 options which, upon exercise, would result in 25,000 shares of Consolidated Common Stock to its current officers and directors.



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     Tax Aspects of the Acquisition
     ------------------------------

     The proposed acquisition of LifeSmart by Upland is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. If the acquisition qualifies as a tax-free reorganization, no gain or loss will be recognized for income tax purposes by either Upland or LifeSmart as a result of the acquisition. There will not be any material tax effects on Upland's existing shareholders after the merger. However, neither Upland nor LifeSmart has requested a tax ruling from the Internal Revenue Service with respect to the merger. Accordingly, no assurance can be given that the merger will qualify as a tax-free reorganization. If the acquisition does not qualify for tax free treatment, the LifeSmart shareholders will be deemed to have sold their shares for Upland stock and be taxed on the difference between their basis in LifeSmart stock and the value of the Upland stock. Upland shareholders should have no tax affect since they are not receiving any new shares.

     Restricted Nature of Securities
     -------------------------------

     The shares of Upland's Common Stock to be issued to the LifeSmart shareholders in connection with the merger will not be registered under the Securities Act of 1933, as amended (the "Act") and will be deemed "restricted securities" as that term is defined in the Act. Accordingly, such shares will be issued in reliance on the exemption from such registration requirements provided by Section 4(2) of the Act, and Rule 506 of Regulation D, promulgated thereunder. In order to claim the availability of the exemptions, each of the LifeSmart shareholders will be required to make representations to Upland with respect to the acquisition of Upland's shares, including that he or she is either an "accredited investor" as that term is defined under Rule 501 of Regulation D of the Act, or has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment, such that Upland reasonably believes that each of the LifeSmart shareholders comes within the scope of the exemption. Such shares will be restricted securities, and the certificates will bear legends restricting their subsequent resale in the absence of registration under the Securities Act or the availability of an exemption therefrom. The LifeSmart shareholders have been provided information regarding Upland and its business and financial condition including copies of Upland's most recent annual report on Form 10-KSB for the year ended December 31, 2000. In addition, LifeSmart shareholders have met and/or were given opportunity to ask questions of Upland's officers and directors. Within 15 days following the issuance of Upland's common stock to LifeSmart's shareholders, Upland will file the requisite Notice of Sale of Securities on Form D with the Commission.

      No Dividends
      ------------

     Upland has not paid dividends in the past and there are no dividends in arrears or interest due on Upland Securities.

ELECTION OF DIRECTORS
---------------------

     In accordance with the terms of the Acquisition Agreement, the current directors of Upland have agreed to tender their resignation and to appoint nominees of LifeSmart to the board of directors. LifeSmart has nominated Richard W. Hellyer, Darald A. Donnell and Darren J. Lopez for the board of directors. The individuals will serve until the next annual shareholders' meeting and until their successors are duly elected and qualified. Certain biographical information on the nominees is set forth below.

     Richard W. Hellyer is a co-founder of LifeSmart and has been its chairman of the board of directors since June 2001 and its CEO since August 1997. He has been in the confectionery merchandise industry for more than twenty-five years, beginning with Nabisco in 1973. At Nabisco, he was a National Sales Manager in five classes of trade, where his responsibilities included account management, sales, advertising and managing marketing programs. He was also the Central Region Manager in Chicago, where he managed more than 400 people. From 1989-1990, he was the Director of Retail Sales at the NutraSweet Company, where he managed retail, private label, and new business development
departments throughout the United States.   From 1990 through December 1999,
he operated his own marketing and consulting firm which served as an exclusive agent for the NutraSweet Company in the United States and the Holland Sweetener Company, North America. Since May 1996, Mr. Hellyer has been a Senior Vice President of the Holland Sweetener Company. Assuming the transaction between LifeSmart and Upland successfully closes, Mr. Hellyer expects to devote at least 30 hours per week to the business of LifeSmart.

     Richard Hellyer will assume the title of Chairman along with the CEO title he currently holds once the Acquisition is completed.

     Darald A. Donnell co-founded LifeSmart in August, 1997, and has served as its president and COO since August 2001. Mr. Donnell served as LifeSmart's President of International Operations from approximately November 1997 until August 2001. From 1980-1984 he was the District Manager for Barber Greene Overseas, Inc., an international civil engineering firm. He started with the NutraSweet Company in 1984 until 1990, where he spearheaded marketing programs in the Philippines and Brazil. His responsibilities at NutraSweet included the management of four District Managers, a staff of fifty, and a manufacturing site in Brazil. From 1990 through December 1999 he worked for Mr. Hellyer's consulting firm which served as an exclusive agent for the NutraSweet Company in the United States and the Holland Sweetener Company, North America. Since May 1996, he has served as a vice president of sales for the Holland Sweetner Company. Assuming a successful closing of the transaction between LifeSmart and Upland, Mr. Donnell expects to devote at least 30 hours per week to the business of LifeSmart.

     Darren J. Lopez co-founded LifeSmart in August, 1997, and has served as LifeSmart's executive vice president since August 2001. Mr. Lopez served as LifeSmart's vice president of Operations from inception until August 2001. Mr. Lopez is a certified fitness trainer and Specialist in Performance
Nutrition and was instrumental in developing LifeSmart's product line.   Mr.
Lopez has served as President of ASF, a specialty sales and marketing company (where he handled advertising, marketing and operations). He has also served as Director of Operations for PPAC, a non-profit organization.

AMENDMENT TO THE ARTICLES OF INCORPORATION-PREFERRED STOCK
---------------------------------------------------------

     Upland after consulting with management of LifeSmart and its attorney agreed to amend Upland's articles of incorporation to include a preferred class of stock. Upland's board of directors and management agreed with LifeSmart that a preferred class of stock would be beneficial for Upland and recommended amending the articles of incorporation to add the preferred class of stock. Accordingly, Upland's board of directors and management agreed with LifeSmart that a preferred class of stock would be beneficial for Upland. The articles of incorporation will be amended to include 10,000,000 shares of preferred stock as part of the authorized capital. The preferred stock may be issued by the directors without approval of shareholders and may contain any rights, privileges and preferences as the board of directors determines at the time of issuing the preferred stock. The preferred stock may be issued in one or more series as the board of directors of Upland desires.

     Upland and LifeSmart wanted to add a class of preferred stock to add flexibility for potential capital raising transactions in the future. Many investors desire to obtain securities, other than common stock or debt, that has certain features. These features may range from a set dividends to a conversion feature into common stock. By having a class of preferred stock already authorized, the directors of Upland will have flexibility in structuring future capital raising activities.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     This Information Statement contains certain forward-looking statements with respect to the financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive positions, growth opportunities for existing products, plans and objectives of management, markets for stock of Upland and other matters. Statements in this Information Statement that are not historical facts are hereby identified as "forward-looking statements." Such forward-looking statements, including, without limitation, those relating to the future business prospects, revenues and income, in each case relating to Upland, wherever they occur in this Information Statement, are necessarily estimates reflecting the best judgment of the management of Upland and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Such forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this Information Statement. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

  the performance of LifeSmart's products within, and the overall strength of, the prevailing retail environment

- customer acceptance of newly-introduced product lines

- changes in the costs of raw materials, labor and advertising

- the effects of vigorous competition in the markets in which Upland intends to operate

Words such as 'estimate', 'project', 'plan,' 'intend', 'expect', 'believe' and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this Information Statement. Upland's stockholders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made.

Business of Upland
-----------------------

     Upland was originally organized in Utah on January 30, 1986, under the name Upland Investment Corporation, to engage in the acquisition and/or development of assets, properties or businesses of any kind. Upland remained inactive other than raising some capital through the sale of its shares of Common Stock.

     In November 1993, Upland acquired G.S. & C., Inc., a Nevada corporation ("GSC") in a stock for stock transaction. GSC was organized under the laws of Nevada on September 1, 1993. Prior to the acquisition, Upland effected a 1-for-2 reverse split of its issued and outstanding shares of Common Stock reducing the number of shares outstanding immediately prior to the acquisition of GSC from 13,990,000 to 6,995,000. Upland then issued 25,297,500 post-split shares of its Common Stock to the shareholders of GSC in exchange for all issued and outstanding shares of GSC. In connection with the transaction, the name of Upland was changed from Upland Investment Corporation to Upland Energy Corporation to better reflect Upland's business activities. For financial statement purposes, the transaction has been accounted for as a "reverse acquisition" as if GSC had acquired Upland. As a result, the financial statements included herewith present the operations of GSC from inception and include Upland's operations only from the date of the acquisition. Upland is engaged in the business of exploring for and developing oil and gas reserves.

Oil and Gas Operations
----------------------

     Upland's oil and gas property are in central Kansas and are located on the Hittle Field. The Hittle Field originally consisted of approximately 560 acres and was acquired for $6,000 in cash and a 15.6% royalty interest in the leases. In the first quarter of 1997, Upland expanded its lease holdings on the Hittle Field through the acquisition of an additional 880 acres at a cost of $3,800 with a 16.01% royalty interest remaining with the lessors.

     Upland drilled two initial wells, the Lewis H-1 ("LH-1") and the Hittle H-1 (the "HH-1"), in the Hittle Field. Both wells initially showed promising results; however, the LH-1 well had to be shut down due to water problems and reworked and the HH-1 is producing only approximately 22 barrels of oil per day. The LH-1 has been reworked and is producing approximately 5 barrels of oil per day.

     In December 1998, Upland hired Pace Exploration to handle all of Upland's operation and drilling on the Hittle Field. Under the terms of the Agreement, Pace Exploration received a twenty percent (20%) working interest in the Hittle Field exclusive of the LH-1 and HH-1 wells.

     Under the direction of Pace Exploration, two additional wells were drilled on the Hittle Field. One of these wells has been completed for production and is producing approximately 14 barrels of oil per day. The other well never produced oil in economic quantities and was shut down.

Oil and Gas Properties
----------------------

     Upland's oil and gas properties are located in Kansas. The properties now consist of only the Hittle Field with the sale of the McLouth Field in July 1999. Upland began exploration activities on the Hittle Field in late 1996 and have drilled four wells on the field; three of which have been completed for production, and one which was shut down. The Hittle Field is subject to a farm out agreement with Pace Exploration who receives a 20% working interest in the field. (See: Part I, Item 1. "Description of Business").

     In the oil and gas industry and as used herein, the word "gross" well or acre is a well or acre in which a working interest is owned; the number of gross wells is the total number of wells in which a working interest is owned.

A "net" well or acre is deemed to exist when the sum of fractional ownership working interests in gross wells or acres equals one. The number of net wells or acres is the sum of the fractional working interests owned in gross wells or acres.

     The information presented in this section is in accordance with SEC guidelines on oil and gas disclosure and in particular those found in Rule 4-10 of regulation S-X.

Wells and Acreage
-----------------

     Shown below are tabulations of the productive oil (including casinghead gas) wells and developed and undeveloped acreage owned by Upland as of December 31, 2000.

                                              Gross Acreage
                                     -------------------------------
Productive Oil Wells                 Developed           Undeveloped
--------------------                 ---------           -----------
  Gross      Net(1)                Gross   Net(2)       Gross   Net(3)
  -----      ------                -----   ------       -----   ------
    2         2                     190    152.50        1560    1560
-------------------
(1)   Based on a 80% ownership working interest on the Hittle Field.
(2)   Calculated on the Hittle Field.
(3) Corresponds to 1560 undeveloped acres in the Hittle Field with 100% ownership interest.

See notes 3 and the unaudited supplemental information to Upland's December 31, 2000 and 1999, financial statements for additional information regarding Upland's oil and gas properties and producing activities and oil and gas reserves. Such information is based on a report prepared by Felix Ascanio who was Upland's president, and therefore, should not be considered independent.

Drilling Activities
-------------------

     Set forth below is a tabulation of wells completed in the period indicated in which Upland have participated and the results thereof for the three most recent years ended December 31, 2000.

                                   Year Ended December 31,
                       --------------------------------------------------
                            1998            1999             2000
                            ----            ----             ----
                       Gross    Net    Gross    Net     Gross    Net
                       -----    ---    -----    ---     -----    ---
Exploratory:
     Dry                -0-     -0-     -0-     -0-      -0-     -0-
     Oil                -0-     -0-     -0-     -0-      -0-     -0-
     Gas                -0-     -0-     -0-     -0-      -0-     -0-
         Totals         -0-     -0-     -0-     -0-      -0-     -0-

Development:
     Dry                -0-     -0-     -0-     -0-      -0-     -0-
     Oil                 2       2       2       2       -0-     -0-
     Gas                -0-     -0-     -0-     -0-      -0-     -0-
         Totals          2       2      -0-     -0-      -0-     -0-

Average Prices and Costs
------------------------

     The average sales prices of oil and gas for the current fiscal year and the three previous fiscal years are as follows:

      Average Sales Price
      -------------------
  Year Ended           Oil           Gas
  December 31       (per BBL)     (per MCF)
  -----------       ---------     ---------
     1996            $16.34            NA
     1997            $14.45            NA
     1998            $11.41            NA
     1999            $23.67            NA
     2000            $28.07            NA

Production costs for such wells per equivalent barrel, which includes lifting costs (electricity, fuel, water disposal, repairs and maintenance, pumper, transportation, etc.), and production taxes, was $4.15, $3.78, and $2.87 for the years ended December 31, 2000, 1999, and 1998, respectively.

Production and Sale of Oil and Gas
----------------------------------

     The sale of oil and gas is subject to price adjustments, production curtailments, and similar provision in oil and gas purchase contracts, and the sale of both oil and gas is subject to general economic and political conditions affecting the production and price of crude oil and natural gas. For the years ended December 31, 2000, and 1999, Upland produced approximately
26.59 and 32.38 barrels of oil per day.

Liquidity and Capital Resources
---------------------------------------

     December 31, 2000
     -----------------

     At December 31, 2000, Upland had assets of $419,198. The majority of these assets, $364,480, represented oil and gas properties with only $52,661 in current assets. During 2000, Upland was able to fund operations through oil revenues. Upland presently has working capital of $11,660. Upland presently is covering expenses. However, Upland's auditors have issued a going concern emphasis indicating they believe Upland may not be able to continue as a going concern given current resources.

     Management of Upland believes it will have sufficient resources to continue based on current oil and gas productions. To assure revenue will be sufficient to cover operating expenses, Upland has continued to reduce its cost and does not intend to do any further exploration on its fields. Upland has also entered into a reorganization agreement with LifeSmart as a means of bringing in a new business with strong revenue projections to bolster shareholder value. Although LifeSmart also needs operating capital, management of Upland believes its business potential will make it easier to obtain capital to fund its operations. The success of both companies will, initially, depend upon the ability of Upland to raise capital.

     Since Upland's fiscal year end, Upland has raised an additional $275,000 which has been loaned to LifeSmart to fund LifeSmart's operations. The money was raised through the sale of shares of Upland's common stock at a price of $0.25 per share. To entice buyers to purchase the shares, Upland also included a warrant to purchase shares of Upland's common stock at an exercise price of $0.50 per share. All shares sold in the private placement will be subject to the proposed two to one reverse split of Upland's shares. Upland also received $225,000 in loans from shareholders to help fund LifeSmart's operations.

     Upland is hopeful the oil and gas operations will support itself this year. The oil and gas operations, however, will only marginally cover anticipated expenses. Future growth will be limited, and Upland does not anticipated engaging in any further exploration. Any capital currently being raised will be used to fund the operations of LifeSmart in anticipation of the pending reorganization.

     September 30, 2001
     ------------------

     At September 30, 2001, Upland had assets of $961,774, which included an advance to LifeSmart of $818,253. Upland had current assets of only $42,298 with current liabilities of $30,195 resulting in working capital of $12,103. Since the reorganization agreement with LifeSmart was entered, all monies raised have been used to fund LifeSmart's operation with only ongoing revenue used to support the oil and gas operations.

     Upland's only oil field now consist of the Hittle Field. Although, the Hittle Field has reached a point were it does not cost Upland money to run, it does not produce enough revenue to allow Upland to continue to pursue other exploration opportunities or drill further wells on the Hittle Field.

Accordingly, Upland will have to seek additional funding if it intends to engage in further drilling efforts. The financial position of Upland creates a situation where the only viable means of additional capital is from existing principal shareholders who have not yet committed to provide any funding for Upland. After entering into the agreement with LifeSmart, Upland wrote its oil and gas properties down to $100,000 reflecting the price which the properties could be bought for if GS&C is not spun off.

Results of Operations
---------------------

     December 31, 1999 and 2000
     --------------------------

     For the year ended December 31, 2000, Upland had revenue of $255,743 which was up from $198,540 for the same period in 1999 as a result of increased production and higher oil prices. Upland anticipates oil revenue to remain about the same for the upcoming periods.

     Expenses for the year ended December 31, 2000, were $297,761 which were down from $413,810 for the year ended December 31, 1999. Expenses decreased as Upland did not have any exploration or dryhole costs which were $100,000 in
1999.   Production expense increased in 2000, as the demand for oil and gas equipment and workers increased the overall expenses of operation. General and administrative cost decreased as all but the essential cost of maintaining Upland and its operations were discontinued to preserve needed resources. Upland anticipates cost remaining similar in upcoming periods for the oil and gas operations.

     For the year ended December 31, 2000, Upland continued to suffer losses from operations with a net loss of $42,018. This loss was down from the $714,315 loss in 1999 due to the reduction of expenses in 2000 and the loss on disposal of the McLouth field during 1999. Management felt the reduction in loss shows improvement and given that $31,019 of the loss is associated with depreciation expense, feels Upland is almost at a break even point. If oil prices remain at their current level, Upland is hopeful to actually break even or possibly have a small profit off the oil and gas properties in upcoming periods.



     September 30, 2001
     ------------------

     During March 2001, Upland agreed to pursue a business acquisition and determined to spin-off or sell its subsidiary (GS&C) along with all its oil and gas operations. The oil and gas production properties, equipment, and all rights related to the oil and gas production, shall be transferred from Upland to GS&C. If Upland is unable to complete this spin-off within twelve months of closing its business acquisition, Lee Jackson and Maven Properties, LLC. shall jointly have the right or option, for a period of sixty days from the end of the twelve-month period from the closing of the transaction with LifeSmart, to buy GS&C along with its oil and gas assets for $100,000. Accordingly, Upland has recorded a loss on impairment of $242,565 on the oil and gas properties.

     For the quarter ended September 30, 2001, Upland's oil and gas operations had a loss of $7,265 on revenue of $50,865. For the nine months ended September 30, 2001, the loss reflected the loss on impairment of oil and gas properties and resulted in a loss from operations of $273,085. The net loss for the three and nine months ended September 30, 2001, was $7,265 and $278,979, respectively. General and administrative expenses increased for the quarter as a result of the need to hire attorneys and accountants to assist in the LifeSmart transaction.



     Future results of operations will depend on the outcome of the LifeSmart acquisition. If the LifeSmart acquisition is closed, future operating results will depend more on LifeSmart's business than on Upland's current operations.

Selected Financial Data of Upland
---------------------------------



     The year and quarterly end financial data included in the table has been selected by Upland and has been derived from Upland's financial statements included in Upland's Annual Report on Form 10KSB for its fiscal year ended December 31, 2000, and Quarterly Report on Form 10QSB for the quarter ended June 30, 2001. All financial information for the fiscal years ended December 31, 2000 and 1999 have been audited by Pritchett, Siler and Hardy certified public accountants. The quarterly information for June 30, 2001 and 2000, is unaudited.


                              Year Ended December 31,      Quarter Ended          Nine Month Ended
                                                            September 30,           September 30,
                                2000          1999       2001          2000      2001            2000
                              ----------    ----------  ---------------------    --------------------
                                                            (Unaudited)              (Unaudited)
                                                           (three months)
                                                        ---------------------    --------------------
Statement of
 Operations Data:
Revenues                      $ 255,743     $ 198,540   $ 60,865   $ 38,753       $  184,026   $ 113,510
(Loss) on impairment of oil
 and gas properties           $             $     -     $     -    $    -         $ (242,565)  $    -
Cost of Production            $ 127,886     $  93,125   $ 29,945   $ 13,584       $  110,143   $  57,474
Total Expenses                $ 297,761     $ 413,810   $ 58,130   $ 28,355       $  457,111   $ 127,398
Net Income (Loss)             $ (42,018)    $(714,315)  $ (7,265)  $ 10,398       $ (278,979)  $ (13,888)
Net (loss)
 per common  share            $   (0.01)    $   (0.20)  $  (0.00)  $  (0.00)      $    (.04)   $    (.00)
Weighted Average
 Shares Outstanding            4,791,616     3,578,272 8,738,592   4,946,232      6,787,222    3,562,192

                             At December 31, At September 30,
                                2000               2001
                              ----------       -----------
Balance Sheet Data:
Current Assets                $   52,661       $  42,298
Current Liabilities           $   41,001       $  30,195
Work Capital(Deficit)         $   11,660       $  12,103
Property &
 Equipment (net)              $    2,057       $   2,057
Oil and Gas Properties        $  364,480       $ 100,000
Total Assets                  $  419,198       $ 961,774
Long Term Liabilities         $     -          $    -
Shareholders' Equity (Deficit)$  378,197       $ 931,579

     September 30, 2001, financial numbers reflect the write down of oil and gas properties to $100,000, which is the price Upland has agreed to sell the properties for at the end of 12 months following the acquisition, if a spin off of GS&C's stock cannot be accomplished.



Market Price of Upland's Common Stock and Dividends
--------------------------------------------------------

     Upland's Common Stock is quoted on the National Association of Securities Dealers Electronic Bulletin Board under the symbol "UPLC." Set forth below are the high and low bid prices for Upland's Common Stock for the last three years. Although the Common Stock is quoted on the Electronic Bulletin Board it has traded sporadically with low volume. Consequently, the information provided below may not be indicative of the Common Stock price under different conditions. All prices listed herein reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not represent actual transactions.

Quarter Ended                 High Bid          Low Bid
-------------                 --------          -------

March 1998                    $3.875            $2.625
June 1998                     $1.438            $1.188
September 1998                $1.188            $0.625
December 1998                 $1.340            $0.560

March 1999                    $1.375            $0.531
June 1999                     $0.531            $0.344
September 1999                $1.00             $0.875
December 1999                 $1.25             $1.125



March 2000                    $0.375            $0.35
June 2000                     $0.25             $0.22
September 2000                $0.315            $0.28
December 2000                 $0.29             $0.25
March 30, 2001                $0.35             $0.30
June 30, 2001                 $0.375            $0.46
September 30, 2001            $0.57             $0.35

     At November 1, 2001, the high and low bid and asked price for the Common Stock was $0.55 and $0.48, respectively.



     Since its inception, Upland has not paid any dividends on its Common Stock, and Upland does not anticipate that it will pay dividends in the foreseeable future.

      As of October 31, 2001, there were 8,738,592 shares of common stock outstanding held by approximately 138 active holders of record, including broker-dealers and clearing corporations holding shares on behalf of their customers, as reported by Upland's transfer agent.


                               MANAGEMENT

     The names of Upland's executive officers and directors and the positions held by each of them are set forth below:

Name                                       Position
----                                       --------

Lee Jackson                                President and Director
Michael L. Labertew                        Secretary, Treasurer and Director

     The term of office of each director is one year and until his successor is elected at Upland's annual shareholders' meeting and is qualified, subject to removal by the shareholders. The term of office for each officer is for one year and until a successor is elected at the annual meeting of the board of directors and is qualified, subject to removal by the board of directors. Upon completion of the Acquisition of LifeSmart, Upland's current directors will resign with the nominees of LifeSmart becoming the new directors of Upland.

     Upland does not have a standing audit, nominating or compensation committee. The size of Upland's board has not permitted the board of directors to divide up some of the corporate governance provisions. It is anticipated as LifeSmart's nominees assume control and the business develops, that board of director committees will be formed. At this time, however, the exact timing and the nature of such committees is unknown. The directors only had four meetings with most action handled through unanimous consents given the fact there are only two directors that speak on the telephone regularly about the status of Upland. Both directors attended all meetings.

Biographical Information
------------------------

     Set forth below is certain biographical information with respect to each of Upland's officers and directors.

     Lee Jackson, age 72, has been retired since 1993 and spends his time focusing on real estate management and investments. In November, 1998, Mr. Jackson assumed the role of president of Upland. Prior to retiring, Mr. Jackson owned Jackson Insurance Agency which he later sold to his son. Prior to establishing his own insurance agency, Mr. Jackson was a real estate agent and broker. Mr. Jackson was employed by Allstate Insurance for 17 years where he was an agent, a commercial sales supervisor and sales manager. Mr. Jackson received his bachelor of science degree in business from the University of Utah in 1951.

     Michael Labertew, age 37, was appointed a director and subsequently secretary and treasurer of Upland in 1998. Mr. Labertew is, and has been since 1989, an attorney in Salt Lake City, Utah. Mr. Labertew is a sole practitioner focusing on securities, corporate and related litigation matters. Mr. Labertew has a bachelor of arts degree from the University of Iowa and a Juris Doctorate from the University of Utah.

     Key Consultant
     --------------

     Frank Gillen, age 31, is a major shareholder of Upland and has assisted in negotiating the LifeSmart Acquisition. Mr. Gillen is a registered representative with Arizona Capital Group, an NASD broker dealer. Mr. Gillen joined Arizona Capital in 2001. At the time of joining Arizona Capital Group, his consulting agreement with Upland was terminated. Mr. Gillen was the president of Maven Strategic Partners, Inc. in Salt Lake City, Utah from March 1999 until November 2000. Maven Strategic Partners, Inc. is a business consulting firm. Prior to forming Maven Strategic Partners, Inc., Mr. Gillen was employed by Alpine Securities Corporation in Salt Lake City, Utah as a registered representative. While at Alpine Securities Corporation, Mr. Gillen was involved in several private and public placements and underwritings for companies. Mr. Gillen also acted as one of Alpine Securities Corporation's designated traders and covered market making activities for several public companies. Mr. Gillen introduced Upland to LifeSmart. Mr. Gillen has also advised the board of directors as to financing the proposed acquisition and has assisted, through Arizona Capital, with raising the funds to finance the $500,000 required in the acquisition agreement. It is not anticipated Mr. Gillen will have any material consulting or other role with Upland following the acquisition of LifeSmart.


                            EXECUTIVE COMPENSATION

     The following tables set forth certain summary information concerning the compensation paid or accrued for each of Upland's last three completed fiscal years to Upland's chief executive officer and each of its other executive officers that received compensation in excess of $100,000 during such period (as determined at December 31, 2000, the end of Upland's last completed fiscal year):

                                                         Long Term Compensation
                                                        ----------------------

                     Annual Compensation               Awards       Payouts
                                            Other      Restricted
Name and                                    Annual      Stock     Options  LTIP     All other
Principal Position Year  Salary   Bonus($) Compensation Awards   /SARs    Payout  Compensation
------------------ ----  ------   -------- ------------ ------   -------  ------  ------------
Lee Jackson         2000  $36,000   -0-       -0-         -0-    50,000   -0-       -0-
President           1999  $38,000   -0-       -0-         -0-     -0-     -0-       -0-
                    1998  $38,000   -0-       -0-         -0-     -0-    10,000     -0-

(1)  Mr. Jackson received 10,000 options at $0.625 per share in 1998.

Options/SAR Grants in Last Fiscal Year
--------------------------------------
The Following table sets forth information respecting all individual grants of options and stock appreciation rights ("SARs") made during the fiscal year ended December 31, 2000, to the named executive officer of Upland.

                                  % of Total
               # of Securities    Options/SARS
               Underlying         Granted to                        Market Price
               Options/SARs       Employees in   Exercise or Base   on Date of
Name           Granted            Fiscal Year    Price ($/Share)    Grant         Expiration Date
----           ---------------    ------------   ----------------   ------------  ---------------
Lee Jackson          50,000          50,000            O.25            0.25          1-1-2004
Michael Labertew     50,000          50,000            0.25            0.25          1-1-2004



Bonuses and Deferred Compensation:
---------------------------------

     None

Compensation Pursuant to Plans:
------------------------------

     All options received are pursuant to Upland's 1996 Stock Option Plan which has reserved 650,000 shares for issuance under the plan. Options are issued under the plan at the discretion of Upland's board of directors. All options will be subject to the Recapitalization which would reduce the number of shares received under the existing options to 50,000 shares of Consolidated Common Stock.

Pension Table:
-------------

     Not Applicable

Other Compensation:
------------------

     None

Compensation of Directors:
-------------------------

     Directors of Upland receive $100 per directors meeting attended.

Termination of Employment and Change of Control Arrangement
-----------------------------------------------------------

     None of Upland's officers have employment contracts.

Officer and Director Remuneration
---------------------------------

     Mr. Jackson, Upland's current president receives a salary of $3,000.00 per month and Mr. Labertew does not take a salary. Mr. Labertew's sole compensation was the options received from Upland. Mr. Labertew does not devote a set amount of time to the Upland and only provides a few hours a month to Upland activities.

Security Ownership of Certain Beneficial Owners
-----------------------------------------------

     The following table sets forth the number of shares of Upland's Common Stock, par value $0.001, held by each person who is believed to be the beneficial owner of 5% or more of the 8,738,592 shares of Upland's common stock outstanding at October 4, 2001, based on Upland's transfer agent's list, representations and affidavits from shareholders and beneficial shareholder lists provided by the Depository Trust and securities broker dealers, and the names and number of shares held by each of Upland's officers and directors and by all officers and directors as a group. All share numbers are prior to any proposed reverse split.

Title of   Name and Address          Amount and Nature of            Percent
Class      Of Beneficial Owner       Beneficial Ownership            of Class
--------   -------------------      ---------------------            --------
Common     Agave, Ltd.                 1,400,000                      16.02%
           11157 Snider Road
           Cincinnati, Ohio 45249

Common     Rodaric Group, LLC (1)      1,081,043                      21.34%
           712 Arrowhead Lane
           Murray, Utah  84107

Common     Lee Jackson    (1)           1,089,615                     21.51
           712 Arrowhead Lane
           Murray, Utah 84107

Common     Brady Family Trust             800,000                      9.15
           946 West Sunset Blvd.
           Suite A
           St. George, Utah 84770

Common     Frank Gillen                   553,012                      6.32
           175 South Main, Ste. 1240
           Salt Lake City, Utah 84111

Officers, Directors and Nominees

Common     Lee Jackson, Director         1,089,615                      -0-
Common     Michael Labertew (2)             -0-                         -0-
           Secretary/Treasurer, Director

All Officers, Directors, and
 Nominees as a Group (2 Persons)         1,089,615                     11.86
--------------------------------

(1) Rodaric Group, LLC is controlled by Lee Jackson. The 1,089,615 shares listed for Mr. Jackson include the 1,081,043 shares held by the Rodaric Group, LLC. Mr. Jackson also has 50,000 options to purchase a like number of shares of common stock at an exercise price of $0.25 per share and 100,000 warrants to purchase shares of Consolidated Common Stock at $0.50 per share. Upon exercise of the options, the options would result in 25,000 shares of Consolidated Common Stock being issued after taking into account the reverse split.
(2) Mr. Labertew owns no shares of common stock but has an option to purchase 50,000 shares of common stock at $0.25 per share. The options would result in 25,000 shares of Consolidated Common Stock.

            CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     During 1998, Lee Jackson, Upland's president loaned Upland $20,000 receiving a promissory note for $5,000 at 10% interest due on June 1, 1999 and a promissory note for $15,000 which contains an option to convert shares of Common Stock at the rate of $0.40 per share.

     During December 1999, Upland converted $245,000 in debt to 982,000 shares of common stock of Upland. The notes were held by officers and major shareholders of Upland who previously loaned Upland money to complete some exploration work.

    During 2000, Upland issued 94,400 shares of common stock to Lee Jackson in relation to funds advanced to Upland. These shares were on the same terms as shares sold to other shareholders.

     As part of the negotiations regarding the acquisition of LifeSmart, Lee Jackson and Maven Properties, LLC, controlled by Frank Gillen, were granted an option, if a spin off of GS&C is not completed within one year from the date of the acquisition of LifeSmart, to purchase GS&C for $100,000. The purchase price of GS&C was suggested by Lee Jackson and Maven Properties, LLC without any independent verification as to the worth of GS&C. Accordingly, this transaction may not be considered arms length.


                            BUSINESS OF LIFESMART

Introduction
------------

     LifeSmart Nutrition, Inc. (referred to herein as "LifeSmart") was formed as a Utah corporation in 1997 to compete in the growing nutraceutical industry. After rigorous development and testing, LifeSmart has successfully developed a core line of specialty nutritional supplements that utilizes a unique candy-like soft chew delivery system. These products combine great taste, convenience and nutrition in a format that both children and adults enjoy.

     LifeSmart began marketing its first two nutritional soft chews in the second half of 2000, a calcium chew and a creatine chew. During the first quarter of 2001, LifeSmart introduced additional nutrient enhanced chews including a vitamin C chew, a joint chew for arthritis related problems and a muscle building methoxyflavone chew. LifeSmart hopes to introduce additional chews in the future along several nutritional lines. At this time, LifeSmart has limited revenue with all of its products in early stage introduction into the markets. The ultimate success of LifeSmart's products is still unknown given the product's stage of introduction into the market place.

     LifeSmart's core nutraceutical line is in a soft chew format, similar to a Kraft caramel but nutrient enhanced. LifeSmart has developed a proprietary manufacturing process for the chews and has filed a patent application relating to several of its products (creatine, noni and methoxy). Through this process, a high dosage of nutrients such as calcium, creatine and vitamins can be effectively placed into a 5.8 to 8.6 gram soft chew. Nutrients in the chews are in a highly micronized small particle size which provides better absorption as well as protecting the nutrients from being damaged or degraded in the manufacturing process.

Market
------

     The specialty nutraceutical segment has been experiencing growth over the past five years. "Babyboomers," triggered by their entry into middle-age, have led the American consumer towards a more active and healthier lifestyle. This health consciousness has been manifested by the rapid growth in sales of meal replacement bars, nutritional drinks, vitamins, organic foods and "lite" food products. LifeSmart management feels it will be positioned to compete effectively in the nutracuetical category by producing a product with enhanced nutrition that taste good and is in a unique format.

Products
--------

     Calcium: Each calcium chew contains 500 mg of calcium along with 100 IU of vitamin D and 40 mcg of vitamin K in a 5.8 gram caramel. LifeSmart markets the calcium chew both as a branded product and as a private label product, where the chews are packaged in the retailer's name. In private label sales, the retailer incurs the packaging and marketing costs, thus providing LifeSmart with a means to develop cash flow while limiting working capital requirements. LifeSmart currently private labels soft calcium chews for several national retailers.

     Joint Chew: LifeSmart currently has developed a soft chew it plans to market to the almost 43 million Americans who suffer from arthritis and who take a variety of substances for relief. The joint chew contains Glucosamine, chonditin and MSM. LifeSmart has presented this product to several major retailers and has designed custom advertising and marketing programs for those
accounts.   Tree-of-Life has already issued purchase orders for the LifeSmart branded joint chews. LifeSmart has also received purchase orders from GNC and Pharmanutrients for private label joint chews. LifeSmart received increased distribution for this product in 3rd quarter 2001.

     Creatine: Each creatine chew contains 1 gram of creatine in an 8.6 gram soft chew. To protect the uniqueness of this product, LifeSmart has filed a 44 claim patent application which it believes will be granted, thereby blocking competitors from using this effective creatine delivery system.

     With the unique advantages of LifeSmart's creatine chew, LifeSmart's patent pending status and LifeSmart's overall lead over other companies, LifeSmart's goal is to attempt to capture at least 10% of the market within the next two to three years. LifeSmart's ability to capture this market will depend on product acceptance and additional funding.

     Vitamin C: At the request of General Nutrition Centers ("GNC"), LifeSmart has recently completed the development of a vitamin C chew which contains 500mg of vitamin C. This product is produced under the GNC label for distribution nationally, and began shipping in late second quarter of 2001.

     Methoxy Chew: During the first quarter of 2001, LifeSmart introduced a soft chew formulated to give people a safe legal alternative to steroids. Methoxy is a non-hormonal substance that has been proven to be very safe and effective in helping produce lean muscle.

     Research and Development: LifeSmart has many products in various phases of R & D which include an immune builder chew, antioxidant chew, multivitamin chew, GH stimulator chew and ready-to-drink shake. Future development will depend on product acceptance and additional financing.

Marketing and Operations
------------------------

     LifeSmart has initiated a two pronged marketing program designed to capitalize on the growth of the nutraceutical market. Phase one is intended to achieve broad distribution and consumer acceptance by focusing on private label products for mass-market retailers. Customer responses to date appear to have validated this approach through product reorders, customer feedback and accelerating interest from other major retail chains in the form of inquires and request for product samples. Currently, LifeSmart has private label arrangements with GNC, Rite Aid and Pharmanutrients (Pharmanutrients is a large distributor that provides product for Twinlabs as well as many large companies). With these private label relationships LifeSmart does not have to expend the marketing and advertising funds it would on launching LifeSmart branded products.

     The second phase, which has commenced on a limited basis until appropriate financing levels are met, is the introduction of LifeSmart's
branded line of products.   This will further expand LifeSmart distribution to
a fuller spectrum of retail outlets as well as help LifeSmart achieve the higher profit margins branded products usually generate. Currently LifeSmart has secured purchase orders from Trader Joe's, Tree-of-Life, GNC and Kroger for the LifeSmart branded products. Based on responses from buyers during sales presentations that included customized advertising and marketing programs LifeSmart believes it will likely receive purchase orders from other retail chains; although there is no assurance that LifeSmart will receive purchase orders from these retailers or the amount of the orders. LifeSmart has no written agreements with these retailers. All purchases are presently made on a purchase order only basis.

     LifeSmart initiated a national advertising campaign in January, 2001 with monthly placement in as many as 10 fitness and specialty sports publications. Ads are scheduled to run each month in 2001. LifeSmart is also actively pursuing building a web site for direct sales as well as information for customers. The ability to continue these advertising programs and the number of ads will be dependent on future cash flow and LifeSmart's funding activities, both of which remain uncertain.

     Presently all direct sales as well as a broker sales force are managed by Richard Hellyer, LifeSmart's CEO and President.

     LifeSmart does not have contracts with any distributors. Purchases of LifeSmart products are made on a purchase only basis at the present time.

     LifeSmart outsources all product manufacturing and packaging. LifeSmart has multiple suppliers for raw materials as well as product manufacturing in the U.S. and South America.

Key Management
--------------

     LifeSmart's management team has extensive experience in the development, manufacturing, and marketing of confectionery and nutritional products. CEO-President Richard Hellyer has had significant management experience as National Sales Manager with RJR/Nabisco, the NutraSweet Company and Holland Sweetener Company. His wealth of industry knowledge, marketing expertise and industry contacts should contribute greatly to LifeSmart's growth and financial success. Dr. Mel Warnecke, Vice President of Technical Services and Research and Development, has had substantial experience as a food technologist. He was inducted into the confectioners Candy Hall of Fame in 2001. Formerly head of R & D for Brach Candy and Jacobs Suchard, Dr. Warnecke's significant nutritional expertise should help LifeSmart to develop new products that have an appealing taste.

Industry Overview
-----------------

     As of 1996, the nutraceutical market was $86 billion and it is estimated by Dr. Stephen L. DeFelice of The foundation for Innovation in Medicine to have the potential to be a $250 billion market. Nutraceutical is a word that was coined to describe products that range from dietary supplements to genetically engineered "designer" foods that are nutritionally enhanced.

     Adding to the increase in nutraceutical sales is the aging "Baby Boomers" generation which has become increasingly health conscious over the last decade and is looking for alternatives to traditional medicine and to assist them
nutritionally to prevent disease and enhance their lifestyles.   This trend
combined with the typical American's lifestyle and the demand for healthy snacks, meal substitutes, nutritional candies and other products, will, LifeSmart believes, cause demand for nutraceutical products to continue to grow rapidly.

     Another reason nutraceutical sales have increased is that people have experienced the significant, positive effects that many nutraceuticals provide. An example of this is St. Johns Wort, which is considered by many to be an effective alternative to the drug Prozac.

     Examples of nutraceutical sales' increases include: Meal replacement bar sales which topped $206 million in 1999, a 567% increase since 1995. The current ready-to-drink nutritional beverage category including "Dieting Aids." The creatine market, which has skyrocketed from $100 to $400 million worldwide. These products, which were once confined to lonely specialty retail outposts, are slowly migrating to supermarkets and mass-volume retailers.

     Though the nutraceutical arena is blossoming, the barriers to entry remain high. These barriers include: the amount of money needed to develop high-quality products and brand awareness; the difficulty of achieving "private label" deals (there is only a small category of contacts controlling this industry); the competition for brokers' time and commitments to individual product lines; the fight for shelving and SKU space, and the difficulty in finding and negotiating acceptable deals with co-packers.

     It is extremely difficult to innovate products that consumers want and demand, in a format they find acceptable and at a price they are willing to pay. LifeSmart believes the main obstacle it needs to overcome in entering the large nutraceutical marketplace is proper funding. LifeSmart believes it has transcended the other barriers with its product quality and mix, its marketing contacts, and its history of setting up broker networks.

Government Regulation
---------------------

     The manufacturing, packaging, labeling, advertising, distribution, and sale of nutritional products are subject to the regulation of various government agencies, principally the Food and Drug Administration (FDA). Nutritional products fall under the Federal Food, Drug, and Cosmetic Act ("FDCA") and the Fair Packaging and Labeling Act ("FPLA"). Nutraceuticals are viewed as food supplements, and do not fall under the stringent FDA guidelines for drugs.

     The FDCA is intended to assure consumers that foods are wholesome, safe to eat, and produced under sanitary conditions, and that food labeling is truthful. The FPLA provides requirements for the contents and placement of information required on consumer packages to ensure that labeling is useful and informative. Nutritional products are generally classified and regulated as food under the FDCA, and are not subject to pre-market FDA approval.

Manufacturing/Logistics
-----------------------

     LifeSmart currently, and in the near future, will outsource the manufacturing of its nutraceutical lines to co-packers which are discussed below.

     Primrose Candy, based in Chicago, Illinois, a nationally known candy
maker, is the co-packer LifeSmart uses for its nutritional candies.   Primrose
has extensive experience in the industry and is one of the few facilities able to handle the volume LifeSmart believes it may generate. The chews will be packaged in a unique package intended to create "impulse" buys. Also, since many of the initial candies will be under the retailers' "private label" brand, they will ensure instant distribution throughout the retailers' stores. LifeSmart has a verbal agreement with Primrose for production. The agreement covers the price per pound for various products. It does not contain any minimum purchase requirements. As LifeSmart orders increase, a written contract may be entered.

     LifeSmart has also negotiated to have its nutritional chews produced in a state-of-the-art facility in Brazil. At this time, a written agreement has not been entered. LifeSmart has received an oral commitment from a Brazilian company (Slim) to produce up to 60 million pounds of chews per annum.

     Depending on how LifeSmart's private label business grows, LifeSmart may, depending on financing, either build a factory or enter into a joint venture for manufacturing. This would be done to lower the cost of goods sold and increase the profit margins. LifeSmart will place UPC codes on all products based on formulas and flavors, allowing LifeSmart to determine the best-selling items by region. LifeSmart can then adjust inventories and distribution according for each category of product.

     LifeSmart currently repackages its products at CUPAC in Chicago, Illinois and International Raisin at Fresno, California. CUPAC is paid by Primrose as part of the cost of manufacturing the candy with LifeSmart paying just $1,000 a month for warehousing. LifeSmart has no written contracts with CUPAC and International Raisin. They currently package the product and provide warehousing.

Sales
-----

     Presently all direct sales as well as a broker sales force are managed by Richard Hellyer, LifeSmart's CEO. LifeSmart presently has one full time regional manager that manages various broker accounts. LifeSmart has no other
full time sales personnel.   At the present time Mr. Hellyer, Mr. Donnell and
Mr. Lopez each devote approximately 25% of their working time in the sales area of the business. LifeSmart is attacking the private label market and will slowly introduce its branded products into the market place depending on sufficient funding. Limited sales efforts started in October of 2000 (once LifeSmart had its product line ready to introduce) and the results of those efforts have been encouraging.

     LifeSmart has already landed private label arrangements with GNC, Rite Aid and Pharmanutrients and has been actively shipping products to retailers with potential distribution through 23,000 retail outlets. LifeSmart has been issued purchase orders from GNC (4,000 stores), Rite Aid (3,500 stores), Pharmanutrients (national/international distributor), Kroger (2,600 stores-- Kroger includes Smiths, Fred Meyer, Frys, King Soupers and Ralphs), Trader Joe's (700 stores) and Tree of Life (a distributor to over 15,000 stores).

     Management expects to further broaden distribution as it anticipates purchase orders from additional retailers. Management anticipates purchase orders from retailers due to the reaction from the retailers to the product and marketing/advertising programs that were presented to them in face to face meetings. There are no guarantees that LifeSmart will receive orders from these retailers.

     Once LifeSmart receives additional funding of approximately $1,000,000, LifeSmart will expand its sales efforts further by hiring additional region managers. LifeSmart currently employs one region manager and plans to add an additional two as funding allows. Each region manager will manage 10 brokers. Brokers are paid on a commission only basis. LifeSmart anticipates that most sales will be done utilizing a broker network. By utilizing region managers and a broker network enables LifeSmart to keep cost down, while maintaining an aggressive sales presence in the marketplace.

     During this initial sales phase Mr. Hellyer has earmarked 25% of Mr. Lopez and Mr. Donnell's time toward building the broker network and helping with sales. Currently LifeSmart has broker arrangements with CMI, Walton Marketing, Road Runner, HOM, and Damon.

Competition
-----------

     Within the calcium market there is only one major player: Viactiv (Mead Johnson). This product was introduced in April 1999 and has taken the market by storm. LifeSmart has decided that instead of trying to out-muscle Mead Johnson it will offer calcium chews as a private label opportunity to major retailers.

     This strategy is working very well so far--GNC and Rite Aid have both shipped private label calcium products by LifeSmart and have re-ordered on a regular basis.

   Within the creatine candy market, LifeSmart has only one major competitor, Phosphagems (EAS). EAS basically introduced creatine to the marketplace and has been very instrumental in turning creatine into a $400 million annual category. LifeSmart believes it can compete with EAS's Phosphagems effectively under LifeSmart's own branded label. Unlike Phosphagems, LifeSmart's creatine chews do not harden. LifeSmart will also have a significant pricing advantage over Phosphagems. LifeSmart's creatine chews were just ranked #1 by supplementwatch.com an independent doctor review of nutritional supplements. LifeSmart intends to keep this item branded but may private label it for select clients like Pharmanutrients.

     LifeSmart's Methoxy Chews main competition is Methoxy-Pro by Cytodyne and Methoxy 7 by Biotest. Methoxyisoflavone is a new nutracuetical. Neither of LifeSmart's competitors' products come in a candy format and LifeSmart has more methoxyisoflavone per container than either competitor. LifeSmart feels that the consumers, when educated, will find LifeSmart's methoxy product the best value and best tasting product in the marketplace. LifeSmart has filed a patent to protect its methoxy product. The patent application is in the early phase and its success is still uncertain.

     The biggest competitor LifeSmart will face within the Joint Chew market is Schiff's "Move Free" tablets. LifeSmart feels its product's taste and being in a candy-like form (instead of a tablet like "Move Free") gives it an advantage. LifeSmart feels senior citizens and others that suffer from osteoarthritis and joint pain when given the option will choose LifeSmart's candy like chew over a tablet.

     LifeSmart's new "Noni" soft chew will compete with the liquids offered by a number of MLM (multi-level-marketing companies). LifeSmart feels that its Noni soft chew will compete well against the MLM liquids and is in a format that the masses will enjoy. LifeSmart has filed a patent on this product and other herbal remedies like Echinacea, Gingko and St. John's Wort in a soft chew format as long as they are combined with Noni. The patent application is in the early phase and its success is still uncertain.

     LifeSmart's 40/30/30 bite size treat will compete with Balance Bar Company, located in Carpinteria, California, (it was recently acquired by Kraft). Balance Bar Company products come in a variety of flavors and are based on a formula of 40% carbohydrates, 30% protein, and 30% dietary fat. It sells its products through natural foods stores and grocery, mass merchandise, and convenience stores. LifeSmart feels that its bites size treat will compete effectively.

Research and Development
------------------------

     LifeSmart intends to build a test kitchen and continue to innovate new products. Dr. Melvin Warnecke and the nutritionists on staff will continue to develop new products for the marketplace to complement LifeSmart's calcium chews, creatine chews, joint health chews, methoxy (muscle building chews), vitamin C chew as well as a diet chew and a 40/40/30 nutritional bite chew.

Patents
-------

     LifeSmart has filed a 44-claim patent on its creatine chew and will file patents for its Noni and Methoxy chews. It is too early in the patent process to know whether any patents will be received.

Management
----------

     The names of LifeSmart's executive officers and directors and the positions held by each of them are set forth below:

Name                                       Position
----                                       --------

Richard W. Hellyer                         CEO, Chairman and Director
Darald A. Donnell                          President, COO, and Director
Darren J. Lopez                            Executive Vice President,
                                           Director
Dr. Melvin O. Warnecke                     Vice President-Research &
                                           Development

     Set forth below is biographical information on LifeSmart's management, except for Richard W. Hellyer, Darald A. Donnell and Darren J. Lopez whose resumes are provided in the "Election of Directors" section above.

     Dr. Melvin O. Warnecke has been the Vice President for Research and Development and Technical Services for LifeSmart since August 1997. Prior to joining LifeSmart, Dr. Warnecke had his own company, Warnecke Technical, Inc., which he started in 1994. His company provided technical services such as
quality control to the confectionary industry.   Dr. Warnecke was the Vice
President for Technical Services from 1988 to 1994 for Brach Candy Company and Vice President Technical Services from 1977 to 1988 for Jacob-Suchard Brach, Inc. Dr. Warnecke is the past Chairman of the Technical Committee of the Chocolate Manufacturers of America. Dr. Warnecke was inducted into the Candy Hall of Fame at the 2001 meeting of the National Confectionary Sales Association of America.

Selected Financial Data of LifeSmart
------------------------------------



     The year end financial data included in the table has been selected by LifeSmart and has been derived from LifeSmart's balance sheets at May 31, 2001 and 2000, and statements of operations for its fiscal years ended May 31, 2001 and 2000. All financial information for the fiscal year ended May 31, 2001 has been audited by Tanner + Co., Certified Public Accountants. All financial information for the fiscal year ended May 31, 2000, has been audited by Ernst and Young, LLP, certified public accountants. The August 31, 2001 and 2000 financial information is for the three months ended August 31, 2001, and 2000. The selected financial information for August 31, 2001 and 2000 is unaudited.

                     Year Ended May 31,       Quarter Ended August 31
                    2001          2000          2001             2000
                   ---------    ---------      ------           ------
Statement of
 Operations Data:
Revenues           $ 1,153,073   $   21,426   $ 396,253.02  $   1,275.02
Cost of Sales      $ 1,032,631   $  409,632   $ 242,515.40  $      44.54
General and
 Administrative
  Expenses         $ 1,654,122   $  963,084   $ 333,962,41  $ 360,855.28
Net income(loss)   $(2,107,021)  $(1,706,448) $(340,090.43) $(297,649.39)

                                        At May 31,            At August 31
                                    2001          2000            2001
                                 ----------    ----------    --------------
Balance Sheet Data:

Current Assets                   $   448,595   $   40,059     $   223,645.03
Current Liabilities              $ 1,889,423   $  817,072     $ 1,054,513.83
Work Capital (Deficit)           $ 1,440,828   $  777,013     $  (830,868.80)
Property & Equipment (net)       $    26,382   $   30,990     $    26,240.45
Total Assets                     $   496,228   $  116,739     $   328,832.64
Long Term Liabilities            $      -      $     -        $       -
Shareholders' Equity (Deficit)   $(1,393,195)  $ (700,333)    $  (745,681.19)



               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Pritchett, Siler and Hardy has been the independent certified public accountant who has examined Upland's financial statements for the fiscal years ended December 31, 2000 and 1999.


                                 LEGAL MATTERS

     None.

                         EXCHANGE OF STOCK CERTIFICATES



     In order to effectuate the reverse split, each shareholder will be entitled to submit his or her old stock certificate (any certificate issued prior to the effective date of the Recapitalization and name change), to Upland's transfer agent, Colonial Stock Transfer Company, 455 East 400 South, Suite 100, Salt Lake City, Utah 84111, and be issued in exchange therefor, one new certificate in the new name of Upland representing the Consolidated Common Stock on a 1 for 2 basis, rounded up to the nearest whole share. Upland shall pay the cost of such issuance, if presented to Colonial Stock Transfer Company, within 60 days of November 15, 2001. After 60 days from the effective date, all exchange requests must be accompanied by a check payable to Colonial Stock Transfer Company in the amount of $18 per certificate to be issued. Upland will not pay for any additional certificates requested or for the transfer of certificates into names other than those in which the
certificates are in presently.   To eliminate confusion regarding the
Consolidated Common Stock, the board of directors urges the shareholders to surrender their certificates for exchange; however, shareholders are not required to do so.

                                     VOTE

     Upland received the votes of 3,396,798 shares of its issued and outstanding shares totaling 67% of its 5,065,592 outstanding shares on May 1, 2001, the record date, to approve the Proposals set forth herein. All shareholders who voted on the transaction were contacted by Lee Jackson who received no compensation for contacting the shareholders.

                              FURTHER INFORMATION

     All references to each document referred to in this Information Statement are qualified in their entirety by reference to the complete contents of such document. Copies of these documents, including the Agreement and Plan of Reorganization with LifeSmart, may be obtained upon request from management at the address of Upland, 712 Arrowhead Lane, Murray, Utah 84107. Any shareholder and his advisor may, during normal business hours prior to completion of the Acquisition, (1) have access to the document referred to herein, and (2) ask questions of management with respect to terms and conditions of the Acquisition and request additional information necessary to verify accuracy of the information provided. Management will seek to provide answers and such information to the extent possessed by management or obtainable by them without unreasonable effort or expense.

                                         Upland Energy Corporation
                                         By order of the Board of Directors

                                         Lee Jackson, President
Salt Lake City, Utah
November 2, 2001

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

                     CONSOLIDATED FINANCIAL STATEMENTS

                             DECEMBER 31, 2000

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

                                 CONTENTS


                                                          PAGE

          -  Independent Auditor's' Report                       F-1


          -  Consolidated Balance Sheet, December 31,
               2000                                              F-2


          -  Consolidated Statements of Operations, for
               the years ended December 31, 2000 and 1999        F-3


          -  Consolidated Statement of Stockholders' Equity,
               from December 31, 1997 through December 31,
               2000                                              F-4


          -  Consolidated Statements of Cash Flows, for
               the years ended December 31, 2000 and
               1999                                              F-5-6


          -  Notes to Consolidated Financial Statements          F-7-16


          -  Unaudited Supplemental Oil and Gas Information      F-17-24

                       INDEPENDENT AUDITOR'S REPORT

Board of Directors
UPLAND ENERGY CORPORATION AND SUBSIDIARY
Salt Lake City, Utah


We have audited the consolidated balance sheet of Upland Energy Corporation and Subsidiary as of December 31, 2000, and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 2000 and 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements audited by us present fairly, in all material respects, the consolidated financial position of Upland Energy Corporation and Subsidiary as of December 31, 2000, and the consolidated results of their operations and their consolidated cash flows for the years ended December 31, 2000 and 1999, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 12, the Company has experienced continuing operating losses the past few years and may not have adequate working capital to sustain its operations. These factors raise substantial doubt about the ability of the Company to continue as a going concern. Management's plans with regards to these matters are also described in Note 12. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

The ultimate realization of the Company's investment in oil and gas properties is dependent upon the Company being able to economically recover and sell its oil and gas reserves and to be able to fund the maintenance and operations of its wells. Further, the Company's estimates of oil and gas reserves were produced internally by management and others who were not independent with respect to the Company. The financial statements do not include any adjustments related to the uncertainty that the Company might not recover its estimated reserves.

/S/PRITCHETT, SILER & HARDY, P.C.
PRITCHETT, SILER & HARDY, P.C.
February 22, 2001
Salt Lake City, Utah

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY
                        CONSOLIDATED BALANCE SHEET

                                  ASSETS

                                                December 31,
                                                    2000
                                               -------------
CURRENT ASSETS:
  Cash                                          $     37,684
  Oil revenue receivable                              14,977
                                               -------------
          Total Current Assets                        52,661

PROPERTY AND EQUIPMENT, net                            2,057

OIL AND GAS PROPERTIES, net                          364,480
                                               -------------
                                                $    419,198
                                             ---------------

                   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                    34,601
  Other accrued liabilities                            6,400
                                               -------------
         Total Current Liabilities                    41,001

STOCKHOLDERS' EQUITY:
  Common stock; $.001 par value, 50,000,000
    shares authorized, 4,993,592 shares issued
    and outstanding                                    4,994
  Capital in excess of par value                   2,511,869
  Retained (deficit)                              (2,138,666)
                                               --------------
          Total Stockholders' Equity                 378,197
                                               --------------
                                                $    419,198
                                               --------------


The accompanying notes are an integral part of this consolidated financial statement.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY
                   CONSOLIDATED STATEMENTS OF OPERATIONS


                                      For the Years Ended
                                          December 31,
                                    ------------------------
                                        2000         1999
                                    -----------  -----------
REVENUE:
 Oil sales                           $  255,743   $  198,540
                                    -----------  -----------
          Total Revenue                 255,743      198,540
                                    -----------  -----------

EXPENSES:
  Production expense                    127,886       93,125
  Depreciation, depletion and
    amortization                         31,049       44,853
  Dryhole, unsuccessful recompilations
    and exploration costs                     -      100,000
  General and administrative costs      138,826      175,832
                                    -----------  -----------
          Total Expenses                297,761      413,810
                                    -----------  -----------
LOSS FROM OPERATIONS                   (42,018)     (215,270)
                                    -----------  -----------

OTHER INCOME (EXPENSE):
  Interest Income                             -        2,170
  Interest Expense                            -      (24,136)
  Loss on disposition of assets               -     (477,079)
                                    -----------  -----------
          Total Other Income
           (Expense)                          -     (499,045)
                                    -----------  -----------

LOSS BEFORE INCOME TAXES                (42,018)    (714,315)

CURRENT TAX EXPENSE                           -            -

DEFERRED TAX EXPENSE                          -            -
                                    -----------  -----------
NET LOSS                             $  (42,018)  $ (714,315)
                                    -----------  -----------

LOSS PER COMMON SHARE                $     (.01)  $     (.20)
                                    -----------  -----------

The accompanying notes are an integral part of these consolidated financial statements.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY
              CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                      FROM DECEMBER 31, 1997 THROUGH
                             DECEMBER 31, 2000

                              Common Stock       Capital in  Retained
                          ---------------------  Excess of   Earnings
                            Shares     Amount    Par Value   (Deficit)
                          ---------- ----------  ----------- ------------
BALANCE, December 31, 1997 3,695,378      3,695   2,337,335    (815,165)

Cancellation of 133,186
  shares of common stock,
  May 1999, fair market
  value was at $1.12 per
  share, for cancellation
  of note receivable from
  the former President of
  the Company               (133,186)      (133)   (149,035)          -

Net loss for the year ended
  December 31, 1998                -          -           -    (567,168)
                          ---------- ----------  ----------- ------------
BALANCE, December 31, 1998 3,562,192      3,562   2,188,300  (1,382,333)

Issuance of 982,000 shares
  of common stock in payment
  of note payable at $.25
  per share, December 1999   982,000        982     244,518           -

Return of 45,000 shares of
  common stock  for
  cancellation December 1999 (45,000)       (45)         45           -

Net Loss for the year
  ended December 31, 1999          -          -           -    (714,315)
                          ---------- ----------  ----------- ------------
BALANCE, December 31, 1999 4,499,192      4,499   2,432,863  (2,096,648)

Issuance of 400,000 shares
  of common stock of $50,000
  for cash , or $.125 per
  share, May 2000             400,000        400      49,600          -

Issuance of 94,400 shares
  of common stock for debt
  relief of $29,500, or
  $.3125 per share
  July 2000                   94,400         95      29,406          -

Net Loss for the year
  ended December 31, 2000          -          -           -    (42,018)
                          ---------- ----------  ----------- ------------
BALANCE, December 31, 2000 4,993,592 $    4,994  $2,511,869 $(2,138,666)
                          ---------- ----------  ----------- ------------
The accompanying notes are an integral part of this consolidated financial statement.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY
                   CONSOLIDATED STATEMENTS OF CASH FLOWS

                      Net Increase (Decrease) in Cash

                                           For the Years Ended
                                               December 31,
                                        -------------------------
                                           2000          1999
                                        -----------   -----------
Cash Flows from Operating Activities:
  Net loss                               $ (42,018)    $ (714,315)
                                        -----------   ------------
  Adjustments to reconcile net income
   (loss) to net cash used in operating
   activities:
   Depreciation, depletion and
    amortization                             32,282        44,297
   Loss from discontinued operation              -       489,006
   Non-cash expenses                          6,300       115,931
   Change in assets and liabilities:
     Decrease in deposits                         -        10,000
     (Increase) decrease in oil revenue
       receivable                               (99)       (8,908)
     (Increase) in advance receivable -
       related party                              -        10,396
     (Increase) decrease in prepaid assets        -       225,000
     Increase in accounts payable -
       related party                              -             -
     Increase (decrease) in accounts
       payable                               29,613      (100,978)
     (Decrease) in other accrued
       liabilities                           (6,200)       36,000
                                        -----------   -----------
      Net Cash (Used) by Operating
       Activities                            19,878       106,429
                                        -----------   -----------
Cash Flows from Investing Activities:
  Purchase of equipment                        (377)            -
  Proceeds from sale of equipment                 -        25,000
  Purchase of oil and gas properties        (50,000)     (158,136)
  Receipts on notes receivable                    -        40,000
                                        -----------   -----------
      Net Cash (Used) by Investing
       Activities                           (50,377)      (93,136)
                                        -----------   -----------
Cash Flows from Financing Activities:
  Proceeds from sale of common stock         50,000             -
                                        -----------   -----------
      Net Cash Provided by Financing
       Activities                            50,000             -
                                        -----------   -----------
Net Increase (Decrease) in Cash              19,501        13,293

Cash at Beginning of Year                    18,183         4,890
                                        -----------   -----------
Cash at End of Year                      $   37,684    $   18,183
                                        -----------   -----------

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY
                   CONSOLIDATED STATEMENTS OF CASH FLOWS

                        Increase (Decrease) in Cash

                                [CONTINUED]
                                           For the Years Ended
                                               December 31,
                                        ------------------------
                                             2000         1999
                                        -----------   -----------
Supplemental Disclosures of Cash Flow Information:
  Cash paid during the year for
  Interest                              $        -    $    24,135
  Income taxes                          $        -    $         -

Supplemental Disclosure of Noncash Investing and Financing Activities:
  For the year ended December 31, 2000:
   The Company issued 94,400 shares of common stock for debt forgiveness from an officer of the Company in the amount of $29,500, or $.3125 per share.

  For the year ended December 31, 1999:
  The Company issued 982,000 shares of common stock to retire notes payable at $.25 per share.

  A shareholder of the Company returned 45,000 shares of common stock of the Company for cancellation as a capital contribution.

  Notes Receivables in the amount of $24,529 was written off as bad debt expense and $69,401 was netted against accounts payable owing for legal fees.





The accompanying notes are an integral part of these consolidated financial statements.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization - Upland Energy Corporation ["PARENT"] was incorporated under the laws of the State of Utah on January 30, 1986 as Upland
  Investment Corporation. Parent changed its name to Upland Energy Corporation during November 1993. G. S. & C., Inc. ["SUBSIDIARY"], was incorporated under the laws of the State of Nevada on September 1, 1993 and is engaged in the development, production and selling of oil and gas in the State of Kansas.

  During November 1993, PARENT acquired SUBSIDIARY in a transaction accounted for as a recapitalization of subsidiary in a manner similar to a reverse purchase. Accordingly, Subsidiary is treated as the purchaser entity in the transaction.

  Principles of Consolidation - The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All significant intercompany transactions have been eliminated in consolidation.

  Property and Equipment - Property and equipment are stated at cost. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized, upon being placed in service. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method for financial reporting purposes, with accelerated methods used for income tax purposes. The estimated useful lives of property and equipment for purposes of financial reporting range from five to seven years.

  Oil and Gas Properties - The Company uses the successful efforts method of accounting for oil and gas producing activities. Under that method, costs are accounted for as follows:

     a. Geological   and  geophysical  costs  and  costs  of  carrying   and
       retaining   undeveloped  properties  are  charged  to   expense   as
       incurred.
     b. Costs   of   drilling   exploratory   wells   and   exploratory-type
       stratigraphic test wells that do not find proved reserves are charged to expense when the wells do not find proved reserves.
     c. Costs  of acquiring properties, costs of drilling development  wells
       and   development-type  stratigraphic  test  wells,  and  costs   of
       drilling   successful   exploratory   wells   and   exploratory-type
       stratigraphic test wells are capitalized.
     d. The  capitalized costs of wells and related equipment are  amortized over  the  life  of proved developed reserves that can  be  produced
       from   assets  represented  by  those  capitalized  costs.   Mineral
       acquisition costs (leasehold) are amortized as the proved reserves are produced.
     e. Costs of unproved properties are assessed periodically, and a loss is recognized if the properties are impaired.

  Revenue Recognition - The Company's revenue is generated primarily by the production and sale of oil and gas. Revenue from oil and gas sales is recognized when the product is transferred to the purchaser.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Continued]

  Stocked Based Compensation - The Company accounts for its stock based compensation in accordance with Statement of financial Accounting Standard 123 "Accounting for Stock-Based Compensation". This statement establishes an accounting method based on the fair value of equity instruments awarded to employees as compensation. However, companies are permitted to continue applying previous accounting standards in the determination of net income with disclosure in the notes to the financial statements of the differences between previous accounting measurements and those formulated by the new accounting standard. The
  Company has adopted the disclosure only provisions of SFAS No. 123, accordingly, the Company has elected to determine net income using previous accounting standards.

  Earnings (Loss) Per Share - The Company accounts for earnings (loss) per share in accordance with Statement of Financial Accounting Standards
  (SFAS) No. 128 "Earnings Per Share," which requires the Company to present basic earnings per share and dilutive earning per share when the effect is dilutive. The computation of earnings (loss) per share is based on the weighted average number of shares outstanding during the period presented [See Note 6].

  Cash and Cash Equivalents - For purposes of the statements of cash flows, the Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

  Income Taxes - The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." This statement requires an asset and liability approach for accounting for income taxes [See Note 7].

  Dividend Policy - The Company has not paid any dividends on common stock to date and does not anticipate paying dividends on common stock in the foreseeable future.

  Accounting Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimated.

  Recently Enacted Accounting Standards - Statement of Financial Accounting Standards (SFAS) No. 136, "Transfers of Assets to a not for profit organization or charitable trust that raises or holds contributions for others", SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - deferral of the effective date of FASB Statement No. 133 (an amendment of FASB Statement No. 133.),", SFAS No. 138 "Accounting for Certain Derivative Instruments and Certain

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Continued]

  Hedging Activities - and Amendment of SFAS No. 133", SFAS No. 139, "Recission of SFAS No. 53 and Amendment to SFAS No 63, 89 and 21", and SFAS No. 140, "Accounting to Transfer and Servicing of Financial Assets and Extinguishment of Liabilities", were recently issued SFAS No. 136, 137, 138, 139 and 140 have no current applicability to the Company or their effect on the financial statements would not have been significant.

NOTE 2 -  DISCONTINUED OPERATIONS - SUBSIDIARY

  On August 5, 1999, G. S. & C., Inc. ("Subsidiary") sold all of its oil and gas properties for $25,000 cash, assumption of $32,552 of accounts payable and assumption of a $10,000 note payable. The sale resulted in the Subsidiary becoming inactive (no on-going operations). On a consolidated basis the Company is still operating in the Oil and Gas
  Production Industry and accordingly the sale is not considered a discontinued operation for purposes of consolidated reporting.

NOTE 3 - PROPERTY AND EQUIPMENT

  The following is a summary of property and equipment - at cost, less accumulated depreciation as of December 31:

                                          2000
                                      -----------
    Furniture and office equipment     $    6,428
    Vehicle
    Less:  accumulated depreciation        (4,371)
                                      -----------
         Total                         $    2,057
                                      -----------

  Depreciation expense charged to operations was $1,232 and $1,716 for the years ended December 31, 2000 and 1999.

NOTE 4 - OIL AND GAS PROPERTIES

  Upon placing oil and gas properties and production equipment in use, the unit-of-production method, based upon estimates of proven developed and undeveloped reserves, is used in the computation of depreciation and depletion. For the year ended December 31, 2000 and 1999, the Company recorded depletion of $31,051 and $42,581, respectively.

  The estimates of oil and gas reserves used by the Company were produced internally by management and others who were not independent with respect to the Company (who subsequently are no longer employed by the Company). The Company has experienced continuing operating losses the past few years and has experienced some cash flow shortages. Due to the cash shortages, management has not hired an independent reserve engineer to update its reserve information. Management in the past has also depended on related parties and others to provide financing plus additional capital through sale of its common stock.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 - OIL AND GAS PROPERTIES [Continued]

  The ultimate realization of the Company's investment in oil and gas properties is dependent upon the Company being able to economically recover and sell a minimum quantity of its oil and gas reserves and to be able to fund the maintenance and operations of its wells. The financial statements do not include any adjustments related to the uncertainty that the Company might not recover its estimated reserves.

  Hittle Project - During 1999, the Company applied its deposit of $225,000 and drilled two additional wells on the Hittle Field. These wells have been completed for production, one well was a dry hole and the Company has planned to use it as a disposal well.

  During 1998 and 1997, the Company capitalized $0 and $558,861, respectively, in oil and gas properties for the Hittle field. This included initial investments into several new leases as well as drilling costs. During September 1997, the Company began producing on the Hittle field. During April 1997, the Company entered into seven oil and gas leases for a total of 880 acres on the Hittle field, located in Cowley County, Kansas. The lease agreements provide for the Company to lease the property for a term of two or three years ["PRIMARY TERM"] and as long thereafter as oil, liquid hydrocarbons, gas, or their respective constituent products, are produced. If operations for drilling are not commenced on or before one year from the date of each lease, each lease shall terminate. If however, on or before one year from the date of each lease, the Company pays an additional rental for each lease of $5.00 or $1.00 per acre depending on lease ($4,040 total for renewal of all seven leases), the Company may defer commencement of drilling operations for an additional period of 12 months.

  In like manner and upon payments of $5.00 or $1.00 per acre depending on lease, the commencement of drilling operations may be further deferred (without cancellation of lease) for additional periods of 12 months each per lease during the PRIMARY TERM. Upon production, a royalty fee of 12.5%, 15.6%, or 18.8%, of total sellable production is payable to property owner. The Company paid the $5.00 rental per acre on all of these leases and deferred commencement of drilling.

  Discontinued Operations of Subsidiary - On August 5, 1999, G. S. & C., Inc. ("Subsidiary") sold all of its oil and gas properties for $25,000 cash, assumption of $32,552 of accounts payable and assumption of a $10,000 note payable. The assets sold consisted primarily of the well equipment and leases in the McLouth field.

NOTE 5 - COMMON STOCK TRANSACTIONS

  In August 2000, the Company issued 94,400 shares of common stock for debt relief from an officer of the Company. Debt relief of $29,500 or $.3125 per share was received.

  During May 2000, the Company issued 400,000 shares of common stock for cash of $50,000 or $.125 per share.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 - COMMON STOCK TRANSACTIONS [Continued]

  During November through December 1998, the Company raised an additional $245,000 in financing by issuing convertible promissory notes with redeemable warrants in units of $5,000 each. Each unit consisted of a convertible promissory note for $5,000 and 5,000 redeemable warrants to purchase the Company's common stock at $.875 per share. The convertible promissory notes have a maturity of one year, bear interest at 12% per annum, and are secured by the oil production from the Company's Hittle Field in Central Kansas. The promissory notes are convertible into the Company's common stock, at the holder's option, at the rate of one share for each $1.50 of principal and accrued but unpaid interest. The warrants are exercisable for two years from the date of exercising the conversion feature of the promissory note. Each warrant is redeemable at the redemption price of $.10 per warrant on the company's 30 day written notice to the holders if the closing bid price for the Common Stock, as reported on the National Associations of Securities Dealers
  Electronic Bulletin Board, is $1.50 per share or more for ten consecutive trading days or is $1.50 per share or more for 15 trading days in any 30 trading day period. During 1999 these notes payable totaling $245,000 were converted to 982,000 shares of common stock, valued at $.25 per share.

  On December 16, 1996 the Board of Directors resolved that 60,000 shares of common stock be reserved for issuance upon exercise of options granted to legal counsel for services to be performed in the amount of $25,000. The exercise price for the options is $2.00, the options vest on December 16, 1996, and the options expire on December 16, 2001. The cost of the legal services has been accounted for as an addition to prepaid expenses and a charge to additional paid-in capital. The prepaid expense reversed during 1997 and was offset against additional paid-in capital as a stock offering expense. The options had previously been granted during 1996 in connection with services to be performed in 1997. The Company received cash of $10,000 and two notes receivable totaling $110,000 (a $90,000 note and a $20,000 note) as consideration for the exercise price of the options. Both notes provide for interest at 8.5% per annum and are to be repaid in full on or before January 17, 2001. During 1998 the $90,000 was expensed against legal fees. The remaining $6,300 was expensed against legal fees in 2000.

  Private Offering - During August 1996, the Company issued 500,000 units, for cash at $.70 per unit, which consisted of one share of common stock and one common stock purchase warrant in a private placement offering.
  The purchase warrant allows the holder to purchase another share of common stock at an exercise price of $1.50. Total proceeds amounted to $350,000. The Company issued 50,000 units of common stock and warrants for commissions of $35,000 in connection with the private placement offering. During February, 1997, the Company made an offering to the holders of the Company's currently outstanding common stock purchase warrants who exercised their existing warrants by February 21, 1997, to receive one new common stock purchase warrant (exercisable into one share of common stock at an exercise price of $2.00 per share) for every two existing warrants exercised. The Company believes the offering was

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 - COMMON STOCK TRANSACTIONS [Continued]

  exempt from registration with the Securities and Exchange Commission under Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended. The existing warrants were exercisable into one share of common stock at an exercise price of $1.50 per share. During February 1997, 500,000 of the existing warrants were exercised and the Company received total proceeds of $750,000.

  Warrants - December 2000, the Company issued 100,000 warrants to an officer and a consultant, to purchase one share of common stock each for $.25 per share.

  At December 31, 1999, the Company had 500,000 warrants outstanding to purchase common stock at $2.00 per share and 50,000 warrants to purchase common stock at $1.50 per share and 245,000 warrants outstanding to purchase common stock at $.875 per share. The warrants all had a two year life and expired in December 2000.

  Stock Options - The Company applies APB Option No. 25 in accounting for its options granted under the employment agreements. Compensation of $0 and $0 was recorded in 2000 and 1999 respectively. The Corporation has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." The effect on net income from the adoption of Statement of Financial Accounting Standards No. 123 "Accounting for Stock Based Compensation" are the same.

  The fair value of each option granted is estimated on the date granted using the Black-Scholes option pricing model with the following weighted-average assumptions used for grants during the period ended December 31, 2000 risk-free interest rates of 6.33% expected dividend yields of zero, expected life of 5 years, and expected volatility 78%.

  A summary of the status of the options granted under the Company's stock option plan at December 31, 2000 and 1999, and changes during the

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 - COMMON STOCK TRANSACTIONS [Continued]

  periods then ended is presented in the table below:

                         Year Ended                 Year Ended
                      December 31, 2000          December 31, 1999
                 -------------------------- -------------------------
                          Weighted Average          Weighted Average
                  Shares   Exercise Price   Shares   Exercise Price
                 --------- ---------------- -------- ----------------
  Outstanding at
    beginning of
    period         155,000  $    1.28        155,000      $ 1.28
  Granted                -         -           -             -
  Exercised              -         -                         -
  Forfeited        155,000       1.28          -             -
  Canceled               -         -           -             -
                 --------- ---------------- -------- ----------------
  Outstanding at
   end of Period         -         -        155,000  $     1.28
                 --------- ---------------- -------- ----------------
  Weighted average
    fair value
    of options
    granted              -         -         155,000 $     1.28
                 --------- ---------------- -------- ----------------

  The Company accounts for options agreements under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", and related interpretations. Had compensation cost for these options been determined, based on the fair value at the grant dates for awards under these agreements, consistent with the method prescribed by Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation", the Company's net loss would have been the proforma amounts as indicated below:

                                For the Years Ended
                                    December 31,
                             -----------------------
                                2000           1999
                             ------------ ---------------
     Net Loss applicable to
       common stockholders

               As  reported  $    (42,018) $     (714,315)
                   Proforma  $    (42,018) $     (714,315)

     Earnings per Share
               As reported   $       (.01) $         (.20)
               Proforma      $       (.01) $         (.20)

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 - EARNINGS (LOSS) PER SHARE

  The following data show the amounts used in computing earnings (loss) per share and the effect on income and the weighted average number of shares of dilutive potential common stock for the years ended December 31, 2000 and 1999:

                                       For The Years Ended
                                           December 31,
                                   -------------------------
                                      2000          1999
                                   ------------ -------------
  Income (loss) from continuing
     operations available
     to common stockholders
     used in earnings (loss)
     per share                     $    (42,018)$   (714,315)
                                   ------------ -------------
  Weighted average number of
     common shares used in
     earnings (loss) per share
     outstanding during the period    4,791,616     3,578,272
                                   ------------ -------------

  Dilutive earnings per share was not presented, as its effect was anti-dilutive for the years ended December 31, 2000 and 1999.

NOTE 7 - INCOME TAXES

  The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 Accounting for Income Taxes [FASB 109]. FASB 109 requires the Company to provide a net deferred tax asset or liability equal to the expected future tax benefit or expense of temporary reporting differences between book and tax accounting and any available operating loss or tax credit carryforwards. At December 31,
  2000 and 1999, the total of all deferred tax assets was $957,109 and $951,076 and the total of the deferred tax liabilities was $115,261 and $101,929. The amount of and ultimate realization of the benefits from the deferred tax assets for income tax purposes is dependent, in part, upon the tax laws then in effect, the Company's future earnings, and other future events, the effects of which cannot presently be determined. Because of the uncertainty surrounding the realization of the deferred tax assets, the Company has established a valuation allowance of $841,848 and $849,147 as of December 31, 2000 and 1999, which has been offset against the deferred tax assets. The net increase (decrease) in the valuation allowance during the years ended December 31, 2000 and 1999 amounted to approximately $(7,299) and $263,428, respectively.

  As of December 31, 2000 and 1999, the Company has net tax operating loss [NOL] carryforwards available to offset its future income tax liability. The NOL carryforwards have been used to offset deferred taxes for financial reporting purposes. The Company has federal NOL carryforwards of approximately $2,586,682 that expire in various years between 2001 and 2020.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 - INCOME TAXES [Continued]

  The components of income tax expense from continuing operations for the years ended December 31, 2000 and 1999 consist of the following:

                                       December 31,
                                 -----------------------
                                     2000        1999
                                  ----------  ----------
  Current income tax expense:
   Federal                         $       -   $       -
   State                                   -           -
                                  ----------  ----------
    Net current tax expense                -           -
                                  ----------  ----------
  Deferred tax expense (benefit) arising from:

  Excess of tax over financial
    accounting depreciation        $  13,332   $  51,588
  Net operating loss carryforwards   (21,573)   (122,330)
  Accrued compensation                15,540     (15,540)
  Litigation reserve                                   -
  Valuation allowance                 (7,299)     86,282
                                  ----------  ----------
    Net deferred tax expense       $       -   $       -

  Deferred income tax expense results primarily from the reversal of temporary timing differences between tax and financial statement income.

  A reconciliation of income tax expense at the federal statutory rate to income tax expense at the Company's effective rate is as follows:

                                       December 31,
                                 -----------------------
                                     2000        1999
                                  ----------  ----------
  Computed tax at the expected
    federal statutory rate        $  (14,286) $  (76,605)
  Other                                  419      (2,918)
  State income taxes, net of
    federal income tax benefits       (1,261)     (6,759)
  Net operating loss                  22,427           -
  Valuation allowance                 (7,299)     86,282
                                  ----------  ----------
  Computed tax at the effective
   income tax rates               $        -  $        -
                                  ----------  ----------

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 - INCOME TAXES [Continued]

  The temporary differences and carryforwards gave rise to the following deferred tax asset (liability) at December 31, 2000 and 1999:

                                     2000        1999
                                  ----------  ----------
  Excess of tax over book
    accounting depreciation         (115,261)   (101,929)
  Accrued compensation                     -      15,540
  Contribution carryover                  37          37
  NOL carryforwards                  957,072     935,499

  As of December 31, 2000 and 1999, the deferred taxes reflected in the consolidated balance sheet are as follows:
                                     2000        1999
                                  ----------  ----------
  Short term asset (liability)    $        -  $        -
  Long term asset (liability)     $        -  $        -

NOTE 8 - RELATED PARTY TRANSACTIONS

  Office Space - The Company has not had a need to rent office space. An office/shareholder of the Company is allowing the Company to use his home as a mailing address. The cost is minimal and had not been recorded as an expense of the Company.

NOTE 9 - CONTINGENCIES

  Realization of Wells - The Company has depended on related parties and others to provide financing through loans and additional purchase of its common stock. The ultimate realization of the Company's investment in oil and gas properties is dependent upon the Company being able to economically recover and sell a minimum quantity of its oil and gas reserves and to be able to fund the maintenance and operations of its wells. The financial statements do not include any adjustments related to the uncertainty that the Company might not recover its estimated reserves.

NOTE 10 - COMMITMENTS AND AGREEMENTS

  Consulting Agreement - During July 2000 the Company entered into a six month consulting agreement with a stockholder to provide consulting services regarding development of new business opportunities. Under the agreement the consultant is to be paid $3,000 per month. At the option of the consultant this fee can be paid in cash or in common stock based on the market price as of July 1, 2000 which was $.3125. As of December 31, 2000, the Company had accrued $18,000 in unpaid consulting fees. In February 2001, the Company issued 72,000 shares of common stock to satisfy this debt.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 - COMMITMENTS AND AGREEMENTS [Continued]

  Employment Agreements - During November 1998 the company entered into a one-year employment agreement with the Company's new president. The terms of the agreement include a base salary of $3,000 per month that can be paid in cash or converted to stock at market value. The president has been continuing on a month to month basis.

  Operating Agreement - During December 1998, the Company hired Pace Exploration to handle all of the Company's operation and drilling on the Hittle Field. Under the terms of the Agreement, Pace Exploration received a twenty percent working interest in the Hittle Field.

NOTE 11 - CONCENTRATION OF CREDIT RISKS

  The Company sells substantially all of its oil production to one purchaser because it is able to negotiate more favorable terms with the purchaser. If the purchasers stopped buying products from the Company, the Company would be forced to contract with other purchasers available in the areas where the oil is produced. The effect of a purchaser pulling out would at least put a temporary downward pressure on prices in the area but it is not currently possible for the Company to estimate how the Company would be affected. Management believes that its oil is a commodity that is readily marketable and that the marketing method it follows is typical of similar companies in the industry.

NOTE 12 - GOING CONCERN

  The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. However, the Company has incurred significant operating losses the past few years. Further, the Company has current liabilities in excess of current assets at December 31, 2000. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise additional funds through loans and/or through additional sales of its common stock and/or sale of non-profitable wells which funds will be used to assist in establishing on-going operations. There is no assurance that the Company will be successful in raising this additional capital or achieving profitable operations. The financial statements do not include any adjustments that might result from these uncertainties.

NOTE 13 - SUBSEQUENT EVENTS

  Stock Issuance - During February 2000, the Company issued 72,000 shares of common stock for debt relief of $18,000 accrued at December 31, 2000, or $4.25 per share.

  Proposed Acquisition - On March 19, 2001, the Company entered into an agreement and plan of reorganization with LifeSmart Nutrition, Inc.
  If completed, LifeSmart  will be the surviving entity.   The closing of
  the agreement is subject to various conditions being met and is expected

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 13 - SUBSEQUENT EVENTS [Continued]

  to be completed in May of 2001. Final consummation of the proposed reorganization is not guaranteed.

  Each LifeSmart share outstanding on the effective date of the merger shall be converted into seven tenths of one Upland share. A total of
  7,897,785 shares  of  common  stock are estimated   to  be  issued  to
  shareholders  of LifeSmart Nutrition, Inc.

  Prior to the closing of this agreement, Upland shall effect a one-for-two reverse stock split.

  As part of the merger, Upland shall prepare and file a registration statement to spin off or transfer its ownership in GS&C. The shareholders of Upland prior to merger, shall receive a one share of GS&C for every ten shares held in Upland. LifeSmart shareholders will receive one share of GS&C for every one hundred shares held in LifeSmart. The oil and gas production properties, equipment, and all rights related to the oil and gas production, shall be transferred from Upland to GS&C. If Upland is unable to complete this spin off within twelve months of closing, Lee Jackson and Maven Properties, LLC. shall jointly have the right or option, for a period of sixty days from the end of the twelve month period, to buy GS&C along with its oil and gas assets for $100,000.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

                         SUPPLEMENTAL INFORMATION

                                [Unaudited]

  OIL AND GAS PRODUCING ACTIVITIES

  Generally Accepted Accounting Principles require disclosure, on an unaudited basis, of reserve and production quantities and changes of the quantities on an annual basis as well as calculation of possible impairment and other costs of the properties.

  Oil and Gas Reserves - Users of this information should be aware that the process of estimating oil and gas reserves is very complex, requiring significant subjective decisions in the evaluation of available geological, engineering, and economic data for each reservoir. The data for a given reservoir may change substantially over time as a result of, among other things, additional development activity, production history and viability of production under varying economic conditions; consequently, material revisions to existing reserve estimates may occur in the future. Although every reasonable effort is made to ensure that the reserve estimates reported represent the most accurate assessment possible, the significance of the subjective decisions required, and variances in available data for various reservoirs make these estimates generally less precise than other estimates presented in connection with financial statement disclosure.

  Proved reserves are estimated quantities of natural gas, crude oil and condensate, and natural gas liquids which geological and engineering data demonstrate, with reasonable certainty, to be recoverable in future years from known reservoirs under existing economic and operating conditions.

  Proved developed reserves are proved reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

  The oil and gas reserve information presented in the following tables as of December 31, 2000, is based upon reports of petroleum engineers and management's estimate. The engineers and others who assisted and produced the reserve reports were not independent with respect to the Company. All reserves presented are proved reserves, all of which are located within the United States, and are defined as estimated quantities which geological and engineering data demonstrate with reasonable  certainty  to  be  recoverable in  future  years  from  known reservoirs under existing economic and operating conditions. Such reserves are estimates only and should not be construed as exact amounts. The Company does not have proved reserves applicable to long term supply agreements with foreign governments.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

                         SUPPLEMENTAL INFORMATION

                                [Unaudited]

               OIL AND GAS PRODUCING ACTIVITIES [Continued]

                      Changes in Net Proved Reserves

                          [Volumes in Thousands]


                             2000          1999
                      ---------------------------------
                         Oil     Gas    Oil    Gas
                       (MBbls) (MMcf)(MBbls) (MMcf)
                      -------- ------ -------- --------
  Estimated quantity at
    beginning of period    101       -      49       -
  Revisions of previous
   estimates                 -       -       -       -
  Discoveries and
   extensions                -       -      65       -
  Purchase of reserves
   in place                  -       -       -       -
  Production                (9)      -     (13)      -
  Sale/disposal of
   reserves in place         -       -       -       -
                      -------- ------ -------- --------


  Estimated quantity
    at end of period        92       -     101       -
                      -------- ------ -------- --------


  Proved developed reserves:
    Beginning of period    101       -      49       -
    End of period           92       -     101       -
                      -------- ------ -------- --------


  Company's proportional
    interest in reserves
    of investees accounted
    for by the equity
    method - end of year     -       -       -       -
                      -------- ------ -------- --------

  "The production and sale of a significant portion of the proved reserves is not guaranteed and is subject to unpredictable economic factors and the Company being able to maintain a contracted operator to operate the wells and maintain purchase agreements with the end purchasers of the production. The company could also forfeit its rights to some of its reserves if minimum production is not maintained".

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

                         SUPPLEMENTAL INFORMATION

                                [Unaudited]

               OIL AND GAS PRODUCING ACTIVITIES [Continued]

            Costs Incurred in Oil and Gas Property Acquisition,
                  Exploration and Development Activities


                                            December 31,
                                        --------------------
                                           2000       1999
                                        ---------  ----------
                                       [In Thousand of Dollars]
  Acquisition of properties:
    Undevelopment leases                 $      -   $       -
    Proved producing leases                     -           -
  Exploration costs                             -           -
  Development costs                            50         158
                                        ---------  ----------
  Total Additions to Oil and Gas
    Properties                          $      50  $      158
                                        ---------  ----------
  Company's share of equity method
    investees' costs of property
    acquisition, exploration and
    development costs                   $       -  $        -
                                        ---------  -----------

      Capitalized Costs Relating to Oil and Gas Producing Activities

  Capitalized costs as of the end of the
    period: [In thousands of dollars]
    Proved properties                   $     505  $      455
    Unproved properties                         -           -
                                        ---------  ----------
    Total Capitalized Costs                   505         455
  Less:  accumulated depreciation and
    depletion                                (141)       (110)
                                        ---------  ----------

    Net Capitalized Costs               $     364  $      345
                                        ---------  ----------

  Company's share of equity method
    investees' net capitalized costs    $       -   $       -
                                        ---------  ----------

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

                         SUPPLEMENTAL INFORMATION

                                (Unaudited)

               OIL AND GAS PRODUCING ACTIVITIES [Continued]

              Results of Operations for Producing Activities

                                            December 31,
                                        --------------------
                                           2000       1999
                                        ---------  ----------
                                       [In Thousand of Dollars]

  Oil and gas sales                     $     255  $      198
  Production costs                            (73)        (93)
  Exploration costs                             -           -
  Depreciation and depletion                  (31)        (44)
                                        ---------  ----------
  Income (loss) from operations               151          61
  Income tax benefit (expense)                (51)        (21)
                                        ---------  ----------
    Results of Operations from Producing
      Activities [Excluding Corporate Overhead
      and Interest Costs]                     100          40
                                        ---------  ----------
  Company's share of equity method investees'
    results of operations for producing
    activities                                  -           -
                                        ---------  ----------

           Standard Measure of Discounted Future Net Cash Flows
                  Relating to Proved Oil and Gas Reserves

  The information that follows has been developed pursuant to procedures prescribed by SFAS No. 69, and utilizes reserve and production data estimated by management and independent petroleum engineers. The information may be useful for certain comparison purposes, but should not be solely relied upon in evaluating the Company or its performance. Moreover, the projections should not be construed as realistic estimates of future cash flows, nor should the standardized measure be viewed as representing current value.

  The future cash flows are based on sales, prices, costs, and statutory income tax rates in existence at the dates of the projections. Material revisions to reserve estimates may occur in the future, development and production of the oil and gas reserves may not occur in the periods assumed, and actual prices realized and actual costs incurred are expected to vary significantly from those used. Management does not rely upon the information that follows in making investment and operating decisions; rather, those decisions are based upon a wide range of factors, including estimates of probable reserves as well as proved reserves, and different price and cost assumptions than those reflected herein.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

                         SUPPLEMENTAL INFORMATION

                                (Unaudited)

               OIL AND GAS PRODUCING ACTIVITIES [Continued]

           Standard Measure of Discounted Future Net Cash Flows
                  Relating to Proved Oil and Gas Reserves

  The following tables set forth the standardized measure of discounted future net cash flows from projected production of the Company's proved oil and gas reserves:


                                            December 31,
                                        --------------------
                                           2000       1999
                                        ---------  ----------
                                       [In Thousand of Dollars]

  Future reserves                       $   1,945  $    1,793
  Future production and development
    costs                                     642         666
  Future income tax expenses                  443         383
                                        ---------  ----------

  Future net cash flows                       860         744
  Discount to present value at 10 percent      82          55
                                        --------- -----------

  Standardized measure of discounted
    future net cash flows                $    778  $      689
                                        ---------  ----------

  Company's share of equity method
    investees' standardized measure of
    discounted future net cash flows     $      -  $        -
                                        ----------  ---------

  * Future net cash flows were computed using year-end prices and costs and year-end statutory tax rates that relate to existing proved oil and gas reserves in which the Company has general interests. The Company has no long-term supply contracts with governments for which the Company serves as the producer of the reserves.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

                         SUPPLEMENTAL INFORMATION

                                (Unaudited)

               OIL AND GAS PRODUCING ACTIVITIES [Continued]

           Standard Measure of Discounted Future Net Cash Flows
                  Relating to Proved Oil and Gas Reserves

  The following table sets forth the changes in standardized measure of discounted future net cash flows:


                                            December 31,
                                        --------------------
                                           2000       1999
                                        ---------  ----------
                                       [In Thousand of Dollars]

  Balance at beginning of period        $     689   $     784
  Sales of oil and gas net of production
    costs                                    (182)       (146)
  Changes in prices and costs                   -           -
  Revision of previous quantity estimates     271          51
  Acquisition of reserves in place              -           -
  Extensions, discoveries and improved
    recoveries, less related costs              -           -
  Development costs incurred
    during the period                           -           -
  Net change in income taxes                    -           -
  Accretion of discount                         -           -
  Other                                         -           -
                                        ---------- ----------
  Balance at End of Period              $     778  $      689
                                        --------- -----------

  The increase in previous quantity estimates was a result of management adjusting their estimates of recoverable reserves due to economic factors and potential development projects.

                          UPLAND ENERGY CORPORATION
                            FINANCIAL STATEMENTS
                                (UNAUDITED)


     The financial statements for the quarter ended September 30, 2001, included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. However, in the opinion of management, all adjustments (which include only normal recurring accruals) necessary to present fairly the financial position and results of operations for the periods presented have been made. These financial statements should be read in conjunction with the accompanying notes, and with the historical financial information of the Company.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

                   CONDENSED CONSOLIDATED BALANCE SHEETS

                                  ASSETS

                                [Unaudited]

                                        September 30, December 31,
                                             2001         2000
                                         ___________  ___________
CURRENT ASSETS:
  Cash                                    $    2,798   $   37,684
  Oil revenue receivable                      14,500       14,977
  Loan receivable                             25,000            -
                                         ___________  ___________
          Total Current Assets                42,298       52,661

PROPERTY AND EQUIPMENT, net                    1,223        2,057

OIL AND GAS PROPERTIES, net held
  for sale                                   100,000      364,480

OTHER ASSETS:
  Advances to Lifesmart Nutrition, Inc.      818,253            -
                                         ___________  ___________
                                          $  961,774   $  419,198
                                         ___________  ___________

                   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                            23,795       34,601
  Other accrued liabilities                    6,400        6,400
                                         ___________  ___________
         Total Current Liabilities            30,195       41,001
                                         ___________  ___________

STOCKHOLDERS' EQUITY:
  Common stock; $.001 par value,
    50,000,000 shares authorized,
    8,738,592 and 4,993,592 shares
    issued and outstanding at
    respectively                               8,739        4,994
  Capital in excess of par value           3,340,485    2,511,809
  Retained deficit                        (2,417,645)  (2,138,666)
                                         ___________  ___________
          Total Stockholders' Equity         931,579      378,197
                                         ___________  ___________
                                          $  961,774   $  419,198
                                         ___________  ___________

Note: The consolidated balance sheet at December 31, 2000 was taken from the audited financial statements at that date and condensed.

 The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

              CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                [Unaudited]

                              For the Three      For the Nine
                                 Months             Months
                                  Ended              Ended
                              September 30,      September 30,
                            __________________  __________________
                               2001     2000      2001      2000
                            ________  ________  ________  ________
REVENUE:
 Oil sales                  $ 50,865  $ 38,753  $184,026  $113,510
                            ________  ________  ________  ________
        Total Revenue         50,865    38,753   184,026   113,510
                            ________  ________  ________  ________

EXPENSES:
  Production expense          29,945    13,584   110,143    57,474
  Depreciation, depletion
    and amortization             471     3,521    22,749    20,965
  General and administrative
    costs                     27,714    11,250    81,654    48,959
  Loss on impairment of
    oil and gas properties         -         -   242,565         -
                            ________  ________  ________  ________
     Total Expenses           58,130    28,355   457,111   127,398
                            ________  ________  ________  ________
INCOME (LOSS) FROM
 OPERATIONS                   (7,265)   10,398  (273,085)  (13,888)

OTHER INCOME (EXPENSE):
  Interest (expense)               -         -    (5,894)        -
                            ________  ________  ________  ________
     Total Other Income
      (Expense)                    -    10,398    (5,894)        -
                            ________  ________  ________  ________

INCOME (LOSS) BEFORE
  INCOME TAXES                (7,265)   10,398  (278,979)  (13,888)

CURRENT TAX EXPENSE                -         -         -         -

DEFERRED TAX EXPENSE               -         -         -         -
                            ________  ________  ________  ________
NET INCOME (LOSS) AVAILABLE
  TO COMMON SHAREHOLDERS    $ (7,265) $ 10,398 $(278,979) $(13,888)
                            ________  ________  ________  ________
INCOME (LOSS) PER COMMON
  SHARE                     $   (.00) $    .00 $    (.04) $   (.00)
                            ________  ________  ________  ________

 The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

              CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                [Unaudited]

                                               For the Nine
                                               Months Ended
                                              September 30,
                                        _________________________
                                            2001          2000
                                        ___________   ___________
Cash Flows From Operating Activities:
  Net loss                               $(278,979)    $ (13,888)
                                        ___________   ___________
  Adjustments to reconcile net income
   (loss) to net cash used in
   operating activities:
    Depreciation, depletion and
     amortization                           22,749        20,965
    Loss on impairment of oil
     and gas properties                    242,565             -
    Change in assets and liabilities:
      Decrease in oil revenue receivable       477        14,879
      (Decrease) in accounts payable         7,194           681
                                        ___________   ___________
      Net Cash (Used) by Operating
       Activities                           (5,994)       22,637
                                        ___________   ___________
Cash Flows From Investing Activities:
  Purchase of oil and gas properties             -       (50,000)
  Advances to Lifesmart Nutrition, Inc.   (818,253)            -
  Payments for notes receivable            (25,000)            -
                                        ___________   ___________
      Net Cash (Used) by Investing
       Activities                         (843,253)      (50,000)
                                        ___________   ___________
Cash Flows From Financing Activities:
  Proceeds from notes payable - related
   parties                                 200,000             -
  Payments of note payable                (150,000)      (12,500)
  Proceeds from sale of common stock       868,251        50,000
  Stock offering costs                    (103,890)            -
                                        ___________   ___________
      Net Cash Provided by Financing
       Activities                          814,361        37,500
                                        ___________   ___________
Net Increase (Decrease) in Cash            (34,886)       10,137

Cash at Beginning of Period                 37,684        18,183
                                        ___________   ___________
Cash at End of Period                    $   2,798     $  28,320
                                        ___________   ___________

                                [Continued]

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

              CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                [Unaudited]

                                [CONTINUED]
                                               For the Nine
                                               Months Ended
                                              September 30,
                                        _________________________
                                            2001          2000
                                        ___________   ___________
Supplemental Disclosures of Cash Flow
 Information:
  Cash paid during the nine month
   period ended September 30,

  Interest                              $    5,894    $        -
  Income taxes                          $        -    $        -

Supplemental Disclosure of Noncash Investing and Financing Activities:
  For the nine months ended September 30, 2001:
     The Company issued 272,000 shares of common stock for debt relief of $68,000, or $.25 per share.

  For the nine months ended September 30, 2000:
     The Company issued 94,080 shares of common stock for debt relief in the amount of $29,500 or $.3125 per share.




 The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

      NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization - Upland Energy Corporation ["PARENT"] was incorporated under the laws of the State of Utah on January 30, 1986 as Upland
  Investment Corporation. Parent changed its name to Upland Energy Corporation during November 1993. G. S. & C., Inc. ["SUBSIDIARY"], was incorporated under the laws of the State of Nevada on September 1, 1993 and has been engaged in the development, production and selling of oil and gas in the State of Kansas.

  During November 1993, PARENT acquired SUBSIDIARY in a transaction accounted for as a recapitalization of subsidiary in a manner similar to a reverse purchase. Accordingly, Subsidiary is treated as the purchaser entity in the transaction.

  Condensed Financial Statements - The accompanying financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows at September 30, 2001 and for all periods presented have been made.

  Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's
  December 31, 2000 audited financial statements. The results or operations for the period ended September 30, 2001 are not necessarily indicative of the operating results for the full year.

  Principles of Consolidation - The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary. All significant intercompany transactions have been eliminated in consolidation.

  Stock Offering Costs - Costs related to proposed stock offerings are deferred and are offset against the proceeds of the offering in capital in excess of par value. In the event a stock offering is unsuccessful, the costs related to the offering will be written-off directly to expense.

  Property and Equipment - Property and equipment are stated at cost. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized, upon being placed in service. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method for financial reporting purposes, with accelerated methods used for income tax purposes. The estimated useful lives of property and equipment for purposes of financial reporting range from five to seven years.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

      NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Continued]

  Stock  Based  Compensation - The Company accounts  for  its  stock  based compensation in accordance with Statement of financial Accounting Standard 123 "Accounting for Stock-Based Compensation". This statement establishes an accounting method based on the fair value of equity instruments awarded to employees as compensation. However, companies are permitted to continue applying previous accounting standards in the determination of net income with disclosure in the notes to the financial statements of the differences between previous accounting measurements and those formulated by the new accounting standard. The
  Company has adopted the disclosure only provisions of SFAS No. 123, accordingly, the Company has elected to determine net income using previous accounting standards.

  Revenue Recognition - The Company's revenue is generated primarily by the production and sale of oil and gas. Revenue from oil and gas sales is recognized when the product is transferred to the purchaser.

  Cash and Cash Equivalents - For purposes of the statements of cash flows, the Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

  Oil and Gas Properties - The Company uses the successful efforts method of accounting for oil and gas producing activities. Under that method, costs are accounted for as follows:

    a. Geological   and  geophysical  costs  and  costs  of  carrying   and
       retaining   undeveloped  properties  are  charged  to   expense   as
       incurred.

    b. Costs   of   drilling   exploratory   wells   and   exploratory-type
       stratigraphic test wells that do not find proved reserves are charged to expense when the wells do not find proved reserves.

    c. Costs of acquiring properties, costs of drilling development wells and development-type stratigraphic test wells, and costs of drilling successful exploratory wells and exploratory-type stratigraphic test wells are capitalized.

    d. The capitalized costs of wells and related equipment are amortized over the life of proved developed reserves that can be produced from assets represented by those capitalized costs. Mineral acquisition costs (leasehold) are amortized as the proved reserves are produced.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

      NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Continued]

    e. Costs of oil and gas properties are periodically assessed for real-ization in accordance with SFAS 121, and if the carrying value of the properties exceeds the recoverable value the properties are deemed to be impaired and the carrying value of the properties are reduced and a loss is recognized. The recoverable value of assets is the sum of the expected future undiscounted future cash flows.

  Earnings (Loss) Per Share - The Company accounts for earnings (loss) per share in accordance with Statement of Financial Accounting Standards
  (SFAS) No. 128 "Earnings Per Share," which requires the Company to present basic earnings per share and dilutive earning per share when the effect is dilutive. The computation of earnings (loss) per share is based on the weighted average number of shares outstanding during the period presented [See Note 6].

  Income Taxes - The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." This statement requires an asset and liability approach for accounting for income taxes [See Note 8].

  Dividend Policy - The Company has not paid any dividends on common stock to date and does not anticipate paying dividends on common stock in the foreseeable future.

  Accounting Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimated.

  Recently Enacted Accounting Standards - Statement of Financial Accounting Standards ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125", SFAS No. 141, "Business Combinations", SFAS No. 142, "Goodwill and Other Intangible Assets", and SFAS No. 143, "Accounting for Asset Retirement Obligations", were recently issued. SFAS No. 140, 141, 142 and 143 have no current applicability to the Company or their effect on the financial statements would not have been significant.

NOTE 2 - PROPOSED BUSINESS ACQUISITION

  On March 19, 2001, the Company entered an agreement and plan of reorganization with Lifesmart Nutrition, Inc. If completed, Lifesmart will be the surviving entity. The closing of the agreement is subject to shareholder approval and other conditions being met and is currently expected to be completed in October of 2001. Final consummation of the proposed reorganization is not guaranteed.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

      NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - PROPOSED BUSINESS ACQUISITION [CONTINUED]

  Each Lifesmart share outstanding on the effective date of the merger shall be converted into seven tenths of one Upland share. A total of
  7,897,785  shares  of  common  stock  are  estimated  to  be  issued   to
  shareholders of Lifesmart Nutrition, Inc. Prior to the closing of this agreement, Upland shall effect a one-for-two reverse stock split.

  As part of the merger, Upland shall prepare and file a registration statement to spin off or transfer its ownership in GS&C. The shareholders of Upland prior to merger, shall receive one share of GS&C for every ten shares held in Upland. Lifesmart shareholders will receive one share of GS&C for every one hundred shares held in Lifesmart. The oil and gas production properties, equipment, and all rights related to the oil and gas production, shall be transferred from Upland to GS&C. If Upland is unable to complete this spin off within twelve months of closing, Lee Jackson and Maven Properties, LLC. shall jointly have the right or option, for a period of sixty days from the end of the twelve-month period, to buy GS&C along with its oil and gas assets for $100,000.

  The agreement also stated that the Company was to raise a minimum of $500,000 in a private offering. All proceeds are to be invested in Lifesmart Nutrition, Inc.

  During the nine months ended September 30, 2001, the Company raised the minimum private offering through the sale of 3,673,000 common shares and 918,253 warrants to purchase common stock at $.25 per share for $868,251 in cash and the conversion of $50,000 in notes payable. The proceeds, net of offering cost of $103,890, were advanced the to Lifesmart Nutrition, Inc.

  Loan receivable - On June 29, 2001, the Company loaned Lifesmart Nutrition, Inc. $25,000. The loan bears no interest and is due in sixty days. The loan receivable is currently in default. Management expects to receive the balance due upon the completion of the merger with Lifesmart Nutrition, Inc.

NOTE 3 - IMPAIRMENT LOSS

  During March 2001, the Company agreed to pursue a business acquisition [See Note 2] and determined to spin-off or sell its subsidiary (GS&C) along with all its oil and gas operations. The oil and gas production properties, equipment, and all rights related to the oil and gas production, shall be transferred from Upland to GS&C. If Upland is unable to complete this spin-off within twelve months of closing its business acquisition, Lee Jackson and Maven Properties, LLC. shall jointly have the right or option, for a period of sixty days from the end of the twelve-month period, to buy GS&C along with its oil and gas assets for $100,000. Accordingly, the Company has reduced the carrying value of its oil and gas properties to $100,000 and recorded a loss on impairment of $242,565 on the oil and gas properties.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 - OIL AND GAS PROPERTIES

  Upon placing oil and gas properties and production equipment in use, the unit-of-production method, based upon estimates of proven developed and undeveloped reserves, is used in the computation of depreciation and depletion. For the nine months ended September 30, 2001 and 2000, the Company recorded depletion, depreciation and amortization expense of $21,915 and $20,477, respectively.

  The Company's oil and gas leases have terms of three to five years and do not provide for any minimum lease payments. The leases are held by production and are renewable by the Company so long as there is production.

NOTE 5 - COMMON STOCK TRANSACTIONS

  Private Placement - In March 2001, the Company entered an agreement and plan of reorganization with Lifesmart Nutrition, Inc. The agreement stated that the Company would raise a minimum of $500,000 in equity prior to the closing of the agreement. The Company has completed a private offering of 918,250 units. Each unit consists of four shares of common stock at $.25 per share and one warrant to purchase one share of common stock at $.50 per share. At September 30, 2001, the Company had issued 3,673,000 shares of common stock for $868,251 in cash and $50,000 in debt relief, or $.25 per share as part of this private offering. The Company has paid $103,890 in stock offering costs which has been offset against the proceeds.

  In February 2001, the Company issued 72,000 shares of common stock for debt relief of $18,000 accrued at December 31, 2000, or $.25 per share.

  In August 2000, the Company issued 94,400 shares of common stock for debt relief from an officer of the Company. Debt relief of $29,500 or $.3125 per share was received.

  During May 2000, the Company issued 400,000 shares of common stock for cash of $50,000, or $.125 per share.

  Warrants - From March through June 2001, the Company issued warrants to purchase 918,250 shares of common stock at $.50 per share as part of a private offering.

  In  February  2001, the Company issued two warrants to  purchase  300,000
  post-split  shares  of  common stock at $.50 per share.   These  warrants
  were issued in connection with $200,000 proceeds of notes payable.

  December 2000, the Company issued 100,000 warrants to an officer and a consultant, to purchase one share of common stock each for $.25 per share.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

       NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 - COMMON STOCK TRANSACTIONS [CONTINUED]

  Stock Options - The Company applies APB Option No. 25 in accounting for its options granted under the employment agreements. Compensation of $0 and $0 was recorded in 2001 and 2000, respectively. The Corporation has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." The effect on net income from the adoption of Statement of Financial Accounting Standards No. 123 "Accounting for Stock Based Compensation" are the same.

  At September 30, 2001, the Company had options outstanding to purchase 155,000 shares of common stock at $1.28 per share. No options were exercised, expired, or forfeited during the nine months ended September 30, 2001.

NOTE 6 -LOSS PER SHARE

  The following data show the amounts used in computing loss per share and the effect on income and the weighted average number of shares of dilutive potential common stock for the:

                              For the Three       For the Nine
                               Months Ended        Months Ended
                              September 30,       September 30,
                            __________________  __________________
                               2001     2000       2001     2000
                            ________  ________  ________  ________
 Net income (loss) available
  to common shareholders    $ (7,265) $ 10,398 $(278,979) $(13,888)
                            ________  ________  ________  ________
 Weighted average number of
  common shares outstand-
  ing                      8,738,592 4,946,232 6,787,222 3,562,192
                            ________  ________  ________  ________

  Dilutive earnings per share was not presented, as its effect was anti-dilutive for the periods ended September 30, 2001 and 2000.

NOTE 7 - GOING CONCERN

  The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. However, the Company has incurred significant losses since its inception and does not have adequate working capital. These factors raises substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise additional funds through loans and/or through additional sales of its common stock and/or sale of non-profitable wells which funds will be used to assist in establishing on-going operations. There is no assurance that the Company will be successful in raising this additional capital or achieving profitable operations. The financial statements do not include any adjustments that might result from these uncertainties.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

      NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 - INCOME TAXES

  The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes". SFAS 109 requires the Company to provide a net deferred tax asset or liability equal to the expected future tax benefit or expense of temporary reporting differences between book and tax accounting and any available operating loss or tax credit carryforwards. At September 30, 2001 and December 31, 2000, the total of all deferred tax assets was approximately $964,000 and $957,000 and the total of the deferred tax liabilities was approximately $111,000 and $115,000. The amount of and ultimate realization of the benefits from the deferred tax assets for income tax purposes is dependent, in part, upon the tax laws then in effect, the Company's future earnings, and other future events, the
  effects  of  which  cannot  presently  be  determined.   Because  of  the
  uncertainty surrounding the realization of the deferred tax assets, the Company has established a valuation allowance of approximately $855,000 and $842,000 as of September 30, 2001 and December 31, 2000, which has been offset against the deferred tax assets. The net increase in the valuation  allowance  during the periods ended  September  30,  2001  and
  December   31,  2000  amounted  to  approximately  $13,000  and   $7,000,
  respectively.

  As of September 30, 2001, the Company has net tax operating loss [NOL] carryforwards available to offset its future income tax liability. The NOL carryforwards have been used to offset deferred taxes for financial reporting purposes. The Company has federal NOL carryforwards of approximately $2,600,000 that expire in various years through 2021.

NOTE 9 - RELATED PARTY TRANSACTIONS

  Office Space - The Company has not had a need to rent office space. An office/shareholder of the Company is allowing the Company to use his home as a mailing address. The cost is minimal and had not been recorded as an expense of the Company.

  Warrants - The Company received $200,000 in proceeds from notes payable from two shareholders. The two shareholders were granted warrants to each purchase 150,000 shares of common stock at $.50 per share as an incentive.

NOTE 10 - CONTINGENCIES

  Realization of Wells - The Company has depended on related parties and others to provide financing through loans and additional purchase of its common stock. The ultimate realization of the Company's investment in oil and gas properties is dependent upon the Company being able to economically recover and sell a minimum quantity of its oil and gas reserves and to be able to fund the maintenance and operations of its wells. The financial statements do not include any adjustments related to the uncertainty that the Company might not recover its estimated reserves.

                 UPLAND ENERGY CORPORATION AND SUBSIDIARY

   NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


NOTE 11 - COMMITMENTS AND AGREEMENTS

  Consulting Agreement - During July 2000, the Company entered into a consulting agreement with a stockholder to provide consulting services regarding development of new business opportunities at $3,000 per month. The agreement was terminated on December 31, 2000, at which time the Company had accrued $18,000 in unpaid consulting fees. In February 2001, the Company issued 72,000 shares of common stock to satisfy this debt.

  Employment Agreement - During November 1998, the Company entered into an employment agreement with the Company's president. The president serves on a month-to-month basis and receives a salary of $3,000 per month that can be paid in cash or stock at market value.

  Operating Agreement - During December 1998, the Company hired Pace Exploration to handle all of the Company's operation and drilling on the Hittle Field. Under the terms of the agreement, Pace Exploration received a twenty percent working interest in the Hittle Field.

NOTE 12 - CONCENTRATION OF CREDIT RISKS

  The Company sells substantially all of its oil production to one purchaser because it is able to negotiate more favorable terms with the purchaser. If the purchaser stopped buying products from the Company, the Company would be forced to contract with other purchasers available in the areas where the oil is produced. The effect of a purchaser pulling out would at least put a temporary downward pressure on prices in the area but it is not currently possible for the Company to estimate how the Company would be affected. Management believes that its oil is a commodity that is readily marketable and that the marketing method it follows is typical of similar companies in the industry.

                        LifeSmart Nutrition, Inc.
                          Financial Statements

                      Index to Financial Statements


                                                                  Page


     Independent auditors' report - Tanner & Co.                   F-39


     Balance sheet                                                 F-40


     Statement of operations                                       F-41


     Statement of stockholders' deficit                            F-42


     Statement of cash flows                                       F-44


     Notes to financial statements.                                F-45

To the Board of Directors and Stockholders of LifeSmart Nutrition, Inc.

We have audited the accompanying balance sheet of LifeSmart Nutrition, Inc., (the Company), as of May 31, 2001, and the related statements of operations, stockholders' deficit and cash flows for the year ended May 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as
evaluating  the overall financial  statement  presentation.   We  believe
that  our  audit  provides  a reasonable basis for our opinion.

In our opinion, the 2001 financial statements referred to above present fairly, in all material respects, the financial position of LifeSmart Nutrition, Inc., as of May 31, 2001, and the results of its operations and its cash flows for the year ended May 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2 to the consolidated financial statements, the Company has suffered recurring losses, has a stockholders' deficit and has a net working capital deficiency. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


TANNER + CO.

Salt Lake City, Utah
July 11, 2001

                                                                                LIFESMART NUTRITION, INC.
                                                                                             Balance Sheet

----------------------------------------------------------------------------------------------------------

                                                                           August 31,
                                                                             2001            May 31,
                                                                          (Unaudited)          2001
                                                                       -----------------------------------
              Assets
              ------

Current assets:
     Accounts receivable, net of allowance
       of $22,990 and $17,034, respectively                            $         180,973  $        305,264
     Inventories                                                                 557,085           140,818
     Prepaid expenses                                                              2,513             2,513
                                                                       -----------------------------------

                  Total current assets                                           740,571           448,595

Property and equipment, net                                                       22,484            26,382
Intangibles, net                                                                   4,118             9,848
Other                                                                             11,403            11,403
                                                                       -----------------------------------

                  Total assets                                         $         778,576  $        496,228
                                                                       -----------------------------------

----------------------------------------------------------------------------------------------------------

              Liabilities and Stockholders' Deficit
              -------------------------------------

Current liabilities:
     Bank overdraft                                                    $         107,704  $         43,641
     Accounts payable                                                            553,955           399,506
     Accrued expenses                                                            172,994           175,765
     Advances                                                                  1,024,260           568,250
     Related party notes payable                                                 570,978           702,261
                                                                       -----------------------------------

                  Total current liabilities                                    2,429,891         1,889,423

Commitments and contingencies                                                          -                 -

Stockholders' deficit:
     Common stock, no par value, 40,000,000 shares
       authorized; 11,307,050 shares issued and outstanding                    4,680,726         4,680,726
     Subscription receivable                                                    (215,519)         (302,698)
     Accumulated deficit                                                      (6,116,522)       (5,771,223)
                                                                       -----------------------------------

                  Total stockholders' deficit                                 (1,651,315)       (1,393,195)
                                                                       -----------------------------------

                  Total liabilities and stockholders' deficit          $         778,576  $        496,228
                                                                       -----------------------------------
----------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.
                                                                                                       F-2


                                                                                 LIFESMART NUTRITION, INC.
                                                                                   Statement of Operations

----------------------------------------------------------------------------------------------------------

                                                       Three Months Ended
                                                           August 31,                 Years Ended
                                                           (Unaudited)                  May 31,
                                                   -------------------------------------------------------
                                                        2001         2000          2001          2000
                                                   -------------------------------------------------------
Net sales                                          $      396,253   $    1,275   $ 1,153,073   $    21,426
Cost of sales                                             242,515           45     1,032,631       409,632
                                                   -------------------------------------------------------

Gross profit (loss)                                       153,738        1,230       120,442      (388,206)
                                                   -------------------------------------------------------

Operating expenses:
   Selling and marketing                                  159,726          479       502,221       112,513
   General and administrative expenses                    333,962      361,054     1,654,122       963,084
   Research and development                                   140        2,850         5,960        36,244
                                                   -------------------------------------------------------

         Total operating expenses                         493,828      364,383     2,162,303     1,111,841
                                                   -------------------------------------------------------

         Loss from operations                            (340,090)    (363,153)   (2,041,861)   (1,500,047)

Other income (expense):
   Interest income                                            158          541         2,784         2,955
   Interest expense                                        (6,009)     (13,736)     (146,513)     (193,296)
   Other                                                      642       78,500        78,569       (16,060)
                                                   -------------------------------------------------------

         Net loss before income taxes                    (345,299)    (297,848)   (2,107,021)   (1,706,448)

   Provision for income taxes                                   -            -             -             -
                                                   -------------------------------------------------------

         Net loss                                  $     (345,299)  $ (297,848)  $(2,107,021)  $(1,706,448)
                                                   -------------------------------------------------------

Net loss per share - basic and diluted             $         (.03)  $     (.03)  $      (.20)  $      (.31)
                                                   -------------------------------------------------------

Weighted average common and common
  equivalent shares - basic and diluted                11,307,050    8,538,846    10,598,684     5,546,232
                                                   -------------------------------------------------------

----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.




                                                                                 LIFESMART NUTRITION, INC.
                                                                        Statement of Stockholders' Deficit

                                                                         Years Ended May 31, 2001 and 2000
                                                            Three Months Ended August 31, 2001 (Unaudited)
----------------------------------------------------------------------------------------------------------

                                                 Common Stock
                                            -----------------------  Subscription  Accumulated
                                              Shares      Amount      Receivable     Deficit      Total
                                            --------------------------------------------------------------

Balance, June 1, 1999                         4,806,500   1,985,000             -   (1,957,754)     27,246

Common stock issued for cash in July 1999 at
$1.10 per share, net of issuance costs of
$18,871                                         181,818     181,129             -            -     181,129

Common stock issued in satisfaction of
interest on debt in December 1999 and
January 2000 at $0.18 per share                 425,000      74,375             -            -      74,375

Common stock issued for cash in February
2000 and April 2000 at $0.17 and $0.19 per
share, respectively                           1,000,000     175,000             -            -     175,000

Common stock issued for services in
February - April 2000 at $0.19 per share         61,682      11,503             -            -      11,503

Common stock issued for cash in April 2000
to director at $0.50 per share                  200,000     100,000             -            -     100,000

Common stock issued on conversion of debt in
April 2000 at $0.40 per share                   125,000      50,000             -            -      50,000

Common stock issued in April 2000 to
directors as payment for past services at
$0.1875 per share                             1,150,000     215,625             -            -     215,625

Common stock issued for cash in May 2000 at
$0.50 per share                                 200,000     100,000             -            -     100,000

Common stock issued in May 2000 as
subscription receivable at $0.50 per share      200,000     100,000      (100,000)           -           -

Issuance of common stock options with notes
payable                                               -      39,419             -            -      39,419

Induced conversion charge                             -      31,818             -            -      31,818

Net loss                                              -           -             -   (1,706,448) (1,706,448)
                                            --------------------------------------------------------------

Balance at May 31, 2000                       8,350,000   3,063,869      (100,000)  (3,664,202)   (700,333)

Collection of subscription receivable                 -           -       100,000            -     100,000

----------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.



                                                                                 LIFESMART NUTRITION, INC.
                                                                        Statement of Stockholders' Deficit
                                                                                                 Continued

----------------------------------------------------------------------------------------------------------

                                                 Common Stock
                                            -----------------------  Subscription  Accumulated
                                              Shares      Amount      Receivable     Deficit      Total
                                            --------------------------------------------------------------
 Common stock issued for:
   Services                                      65,500      32,750             -            -      32,750
   Conversion of debt                           440,000     220,000             -            -     220,000
   Inventory and subscription receivable        700,000     350,000      (302,698)           -      47,302
   Cash                                       1,990,000     995,000             -            -     995,000

Purchase and retirement of treasury stock      (253,450)   (316,813)            -            -    (316,813)

Issuance of common stock options
  and warrants for services and interest               -    264,730             -            -     264,730

Issuance of common stock in connection debt      15,000      50,000             -            -      50,000

Beneficial conversion feature on
  convertible debt                                     -     21,190             -            -      21,190

Net loss                                               -          -             -   (2,107,021) (2,107,021)
                                            --------------------------------------------------------------

Balance at May 31, 2001                      11,307,050   4,680,726      (302,698)  (5,771,223) (1,393,195)

Cash received as payment of stock
  subscriptions (Unaudited)                           -           -        87,179            -      87,179

Net loss (Unaudited)                                  -           -             -     (345,299)   (345,299)
                                            --------------------------------------------------------------

Balance at August 31, 2001 (Unaudited)       11,307,050  $4,680,726  $   (215,519) $(6,116,522)$(1,651,315)
                                            --------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.


                                                                                 LIFESMART NUTRITION, INC.
                                                                                   Statement of Cash Flows

----------------------------------------------------------------------------------------------------------
                                                          Three Months Ended
                                                              August 31,               Years Ended
                                                             (Unaudited)                 May 31,
                                                      ----------------------------------------------------
                                                          2001         2000         2001         2000
                                                      ----------------------------------------------------
Cash flows from operating activities:
   Net loss                                           $    (345,299)  $ (297,848) $(2,107,021) $(1,706,448)
   Adjustments to reconcile net loss to
     net cash used in operating activities:
     Bad debt expense                                         5,956            -
     Depreciation and amortization expense                    9,628       10,000       52,831       54,776
     Inventory write-off                                          -            -            -      317,072
     Common stock issued for services                             -            -       32,750      227,128
     Common stock issued for interest                             -            -       20,000       61,150
     Stock options issued for services                            -            -      211,792            -
     Interest expense on stock options issued in
       connection with note payable                               -            -       63,487       28,870
     Beneficial conversion feature                                -            -       21,190       31,818
     Common stock issued in connection with debt                  -            -       50,000            -
     (Increase) decrease in:
       Accounts receivable                                  118,335      (70,620)    (305,264)     138,658
       Inventory                                           (416,267)    (145,337)     (91,966)    (307,818)
       Prepaid expense                                            -            -       35,996            -
       Related-party receivable                                   -            -            -       22,000
       Other assets                                               -            -      (11,403)       8,134
     Increase (decrease) in:
       Accounts payable                                     154,449      101,331      343,815      (74,216)
       Accrued liabilities                                   (2,771)      13,612       (5,129)     (15,798)
                                                      ----------------------------------------------------
         Net cash used in
         operating activities                              (475,969)    (388,862)  (1,688,922)  (1,214,674)
                                                      ----------------------------------------------------
Cash flows from investing activities:
   Purchase of property and equipment                             -            -      (12,381)        (749)
   Additions to intangible assets                                 -            -            -      (70,450)
                                                      ----------------------------------------------------
         Net cash used in
         investing activities                                     -            -      (12,381)     (71,199)
                                                      ----------------------------------------------------
Cash flows from financing activities:
   Increase in cash overdraft                                64,063            -       43,641            -
   Increase in advances                                     456,010            -      568,250            -
   Proceeds from related party debt                          64,775      122,500      354,999      723,036
   Reduction of related party debt                         (196,058)           -     (360,587)     (82,000)
   Proceeds from issuance of common stock                         -      172,500      995,000      556,129
   Reduction of subscription receivable                      87,179      100,000      100,000            -
                                                      ----------------------------------------------------
         Net cash provided by
         financing activities                               475,969      395,000    1,701,303    1,197,165
                                                      ----------------------------------------------------
         Net decrease in cash                                     -        6,138            -      (88,708)

Cash, beginning of period                                         -            -            -       88,708
                                                      ----------------------------------------------------
Cash, end of period                                   $           -   $    6,138  $         -  $         -
                                                      ----------------------------------------------------

----------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.


                                                     LIFESMART NUTRITION, INC.
                                                Notes to Financial Statements
                                                                 May 31, 2001
------------------------------------------------------------------------------

1.     Organization and Summary of Significant Accounting Policies

Organization
------------
LifeSmart Nutrition, Inc. (the Company) was incorporated on August 27, 1997 as a Utah Corporation. The Company distributes nutritional and health food products, which are manufactured by unrelated third parties, throughout the United States. The Company's current product line consists of multi-vitamin calcium chews and other nutritional supplements in chew form. The nutritional supplements are distributed under the name of LifeSmart, and the calcium chews are distributed as private label (store brand products).

Prior to the fiscal year ended May 31, 2001, the Company reported as a development stage company under the provisions of SFAS 7 B Accounting and Reporting by Development Stage Enterprises, as the Company's principal activities had consisted of obtaining financing and performing research and development on new products. During fiscal years 1999 and 1998, the Company was engaged in the developing, producing and marketing of energy bars and shakes. However, due to a failed distribution agreement, the Company suspended production of the nutrition bars and shakes during fiscal 2000 and began development of the aforementioned nutritional supplements and calcium chews. During fiscal 2001, the Company commenced its planned operations and recognized significant revenues from the sale of its nutritional supplements and calcium chews, and is no longer considered a development stage enterprise.

Cash and Cash Equivalents
-------------------------
For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Long-Lived Assets
-----------------
The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through undiscounted future cash flows. Any such losses are recognized in the statement of operations.

                                                     LIFESMART NUTRITION, INC.
                                                Notes to Financial Statements
                                                                 May 31, 2001
------------------------------------------------------------------------------

1.     Organization and Summary of Significant Accounting Policies
Continued

Intangible Assets
-----------------
Intangible assets consist primarily of trademark and certain video copyright costs. Trademark costs are amortized on a straight-line basis over a term of fifteen years. Copyright costs are amortized on a straight-line basis over a term of two years. The Company assesses recoverability of its intangible assets by determining whether the amortization of the balance over its remaining life can be recovered through undiscounted future operating cash flows of the acquired asset. The amount of impairment, if any, is measured based on projected discounted future operating cash flows using a discount rate which reflects the Company's average cost of funds.

Inventories
-----------
Inventories are stated at the lower of cost (first-in, first-out) or market.

Property and Equipment
----------------------
Property and equipment are carried at cost, less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally three to five years. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed and any resulting gain or loss is recognized in operations for the period. The cost of maintenance and repairs is charged to operations as incurred; significant renewals and betterments are capitalized.

Revenue Recognition
-------------------
The Company recognizes revenue when pricing and terms are determinable, shipment of the product has occurred and collectability is reasonably assured. The Company's products are generally sold to resellers. The Company provides for estimated returns and allowances at the time of shipment.

Research and Development Costs
------------------------------
Research and development costs are expensed as incurred.

Advertising
-----------
Advertising costs, which are expensed as incurred, totaled $280,514 and $5,970 for the years ended May 31, 2001 and 2000, respectively.

                                                     LIFESMART NUTRITION, INC.
                                                Notes to Financial Statements
                                                                 May 31, 2001
------------------------------------------------------------------------------

1.     Organization and Summary of Significant Accounting Policies Continued

Income Taxes
------------
Income taxes are recorded using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Concentration of Risk
---------------------
Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of receivables. In the normal course of business, the Company provides credit terms to its customers. Accordingly, the Company performs ongoing credit evaluations of its customers and maintains allowances for possible losses which, when realized, have been within the range of management's expectations.

The Company maintains its cash in bank deposit amounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

The Company has no internal capacity to produce its products and relies primarily on a contract manufacturer in Illinois for production. The partial or total loss of supply from this contract manufacturer may adversely affect the Company's ability to fulfill orders and make timely delivery of products. If the production capacity of the contract manufacturer is insufficient to fill sales orders, the Company is prepared to use other contract manufacturers. The Company may not be able to establish additional production sources at acceptable prices that meet quality and capacity requirements at other contract manufacturers, if necessary.

As more fully described in note 13, the Company generates a substantial portion of its revenues from three customers. The Company has aggregate receivables of approximately $311,000 from these customers at May 31, 2001.

Loss Per Common and Common Equivalent Share
-------------------------------------------
The computation of basic loss per common share is computed using the weighted average number of common shares outstanding during the period.

The computation of diluted loss per common share is based on the weighted average number of shares outstanding during the period plus common stock equivalents which would arise from the exercise of stock options and warrants outstanding using the treasury stock method and the average market price per share during the period. Common stock equivalents for 1,455,000 outstanding stock options and warrants are not included in the diluted loss per share calculation because their effect would be antidilutive.

                                                     LIFESMART NUTRITION, INC.
                                                Notes to Financial Statements
                                                                 May 31, 2001
------------------------------------------------------------------------------

1.     Organization and Summary of Significant Accounting Policies
Continued

Accounting Estimates
--------------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Unaudited Financial Statements
------------------------------
The consolidated unaudited financial statements include the accounts of LifeSmart Nutrition, Inc. and include all adjustments (consisting of normal recurring items) which are in the opinion of management necessary to present fairly the financial position as of August 31, 2001 and the results of operations and cash flows for the three months ended August 31, 2001 and 2000. The results of operations and cash flows for the three months ended August 31, 2001 are not necessarily indicative of the results to be expected for the entire year.

2.     Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. Because of recurring operating losses, the excess of current liabilities over current assets, the stockholders' deficit, and negative cash flows from operations, there is substantial doubt about the Company's ability to continue as a going concern. The Company's ability to continue as a going concern is dependent on attaining future profitable operations, restructuring its financing arrangements, and obtaining additional outside financing. Management anticipates that the Company will be able to obtain additional financing sufficient to fund operations during the next fiscal year, however, there can be no assurance they will be successful. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

3.     Inventories

Inventories consist of the following at May 31, 2001:

                        Raw materials                     $         117,363
                        Work-in-progress                             23,455
                                                          -----------------

                                                          $         140,818
                                                          -----------------

                                                     LIFESMART NUTRITION, INC.
                                                Notes to Financial Statements
                                                                 May 31, 2001
------------------------------------------------------------------------------

4.     Property, Plant and Equipment

Property, plant and equipment consists of the following at May 31, 2001:

Equipment
                        Computer and office equipment     $          45,130
                        Furniture and fixtures                       34,944
                                                          -----------------

                                                                     80,074
                        Less accumulated depreciation
                        and amortization                            (53,692)
                                                          -----------------

                                                          $          26,382
                                                          -----------------


5.     Intangible Assets

Intangible assets are comprised of the following at May 31, 2001:

                        Copyrights                        $          70,000
                        Trademarks                                   12,225
                                                          -----------------

                                                                     82,225
                        Accumulated amortization                    (72,377)
                                                          -----------------

                                                          $           9,848
                                                          -----------------

6.   Related Party Notes Payable

Related party notes payable are comprised of the following at May 31, 2001:

                        Unsecured note payable to a shareholder
                        with original balance of $50,000, interest
                        payable at or before maturity in cash of
                        $5,000 and 25,000 shares of common stock
                        at $0.175 per share, principal due in
                        full September 2000                          $   1,205

                        Unsecured note payable to a shareholder
                        with original balance of $142,000,
                        interest payable at or before maturity in
                        200,000 shares of common stock at $.175 per
                        share, principal due in full in September
                        2000                                            71,500

                                                     LIFESMART NUTRITION, INC.
                                                Notes to Financial Statements
                                                                 May 31, 2001
------------------------------------------------------------------------------

6. Related Party Notes Payable Continued


                        Note payable to a shareholder, secured by
                        current and future accounts receivable and
                        personally guaranteed by certain other
                        shareholders, with interest payable at or
                        before maturity at 12% plus 25,000 warrants
                        exercisable at $.50 per share, principal
                        due in full September 2000 (effective
                        annual interest rate of 25%)                    49,563

                        Note payable to a shareholder with original
                        balance of $250,000, secured by inventory
                        and the stock of certain other shareholders,
                        convertible at option of noteholder at any
                        time at $1.10 per share, interest payable at
                        or before maturity date in cash of $50,000
                        plus 50,000 stock options exercisable at
                        $1.10 per share, principal due in full
                        August 2000 (effective interest rate of 38%)   167,500

                        Note payable to a shareholder with original
                        balance of $25,000, secured by receivables,
                        interest payable at or before maturity date
                        at 10% per month plus 25,000 stock options
                        exercisable at $0.50 per share, principal
                        due in full June 2001 (effective annual
                        interest rate of 166%)                          25,000

                        Note payable to an officer and shareholder
                        with original balance of $50,000, convertible
                        at option of noteholder at any time at $.50
                        per share plus 50,000 stock options
                        exercisable at $2.00 per share, interest
                        payable at or before maturity date at 10%
                        every six months plus 15,000 shares of
                        common stock at $3.34 per share, principal
                        due in full August 2001 (net of unamortized
                        discount of $25,000; effective annual interest
                        rate of $120%)                                  25,000

                        Note payable to a shareholder, secured by
                        current and future accounts receivable and
                        personally guaranteed by certain other
                        shareholders, with interest payable at or
                        before maturity at 10% per month plus 65,000
                        warrants exercisable at $0.50 per share,
                        principal due in full June 2001 (effective
                        annual interest rate of 166%)                   45,680

                                                     LIFESMART NUTRITION, INC.
                                                Notes to Financial Statements
                                                                 May 31, 2001
------------------------------------------------------------------------------

6. Related Party Notes Payable Continued

                        Notes payable to shareholders in connection
                        with stock buy back, with interest payable at
                        maturity at 6.5%, principal due in full in
                        October 2001                                   316,813
                                                                      --------

                                                                      $702,261
                                                                     ---------


7.     Commitments and Contingencies

The Company leases certain property and facilities under noncancellable operating leases. Future minimum rental payments required under these leases are as follows:

                        Year Ending May 31:
                        -------------------

                           2002                           $          57,010
                           2003                                      59,295
                           2004                                      20,022
                                                          -----------------

                                                          $         136,327
                                                          -----------------

The operating lease agreement is subject to predetermined rate increases and is renewable in accordance with the signed rental agreement. Rent expense under this operating lease for the years ended May 31, 2001 and 2000 was $76,531 and $52,707, respectively.

8.     Income Taxes

The benefit for income taxes differs from the amount computed at the federal statutory rate as follows:

                                                Years Ended May 31,
                                        -----------------------------------
                                               2001             2000
                                        -----------------------------------

Income tax benefit at federal
  statutory rate                        $          776,000)  $      639,000
Change in valuation allowance                     (776,000)        (639,000)
                                        -----------------------------------

                                        $                -   $            -
                                        -----------------------------------

                                                     LIFESMART NUTRITION, INC.
                                                Notes to Financial Statements
                                                                 May 31, 2001
------------------------------------------------------------------------------

8.  Income Taxes Continued

Deferred tax assets (liabilities) are as follows:

                                                Years Ended May 31,
                                         ----------------------------------
                                               2001             2000
                                         ----------------------------------

Net operating loss carryforwards         $       2,150,000)  $    1,374,000
Valuation allowance                             (2,150,000)      (1,374,000)
                                         ----------------------------------

                                         $               -   $            -
                                         ----------------------------------

At May 31, 2001, the Company has net operating loss carryforwards available to offset future taxable income of approximately $5,765,000 which will begin to expire in 2018. The utilization of the net operating loss carryforwards is dependent upon the tax laws in effect at the time the net operating loss carryforwards can be utilized.

Due to uncertainties surrounding the utilization of the net operating loss carryforwards, a valuation allowance has been established to offset the deferred income tax asset resulting from such net operating loss carryforwards.

9.     Related Party Transactions

During 2001 and 2000, the Company incurred expenses of $132,189 and $11,750, respectively, to a relative of a director and an officer in connection with graphic design services provided on behalf of the Company.

10.     Supplemental Cash Flow Information

During the year ended May 31, 2001:

The Company issued 700,000 shares of common stock in exchange for inventory valued at $47,302 and a subscription receivable of $302,698.

The Company issued 440,000 shares of common stock to retire debt of $200,000 and interest payable of $20,000.

The Company purchased 253,450 shares of common stock in exchange for notes payable of $316,813.

                                                     LIFESMART NUTRITION, INC.
                                                Notes to Financial Statements
                                                                 May 31, 2001
------------------------------------------------------------------------------

10.  Supplemental Cash Flow Information Continued

Actual amounts of cash paid for:

                                                         Years Ended
                                           -----------------------------------
                                                    2001             2000
                                           -----------------------------------

                       Interest              $    145,380      $        65,000
                                           -----------------------------------

                      Income taxes          $          -      $             -
                                           -----------------------------------

11.     Preferred Stock

The Company has authorized 2,000,000 shares of preferred stock having no par value. The rights, terms, and preferences are to be set by the board of directors at such time as any shares are issued. As of May 31, 2001, no preferred stock had been issued.


12.     Stock Options and Stock-Based Compensation

A summary of the stock options are as follows:

                                          Number             Range of
                                        of Options       Exercise Prices
                                    ---------------------------------------

Outstanding at May 31, 1999                      75,000  $      1.00 - 1.10
     Granted                                    150,000          .25 - 1.10
                                    ---------------------------------------

Outstanding at May 31, 2000                     225,000          .25 - 1.10
     Granted                                  1,230,000          .25 -  .50
                                    ---------------------------------------

Outstanding at May 31, 2001                   1,455,000  $       .25 - 1.10
                                    ---------------------------------------

The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock-Based Compensation. Accordingly, no compensation cost has been recognized in the financial statements for stock options granted to employees. Had compensation cost for the Company's stock option plans been determined based on the fair value at the grant date consistent with the provisions of SFAS No. 123, the Company's net loss and loss per share would have been as indicated below:

                                                     LIFESMART NUTRITION, INC.
                                                Notes to Financial Statements
                                                                 May 31, 2001
------------------------------------------------------------------------------

12.  Stock Options and Stock Based Compensation Continued

                                                Years Ended May 31,
                                        -----------------------------------
                                               2001             2000
                                        -----------------------------------

Net loss - as reported                  $       (2,107,021)  $   (1,706,448)
Net loss - pro forma                    $       (2,436,677)  $    1,706,448
Loss per share - as reported            $             (.20)  $         (.31)
Loss per share - pro forma              $             (.23)  $         (.31)
                                        -----------------------------------

The fair value of each option granted is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions:

                                                          May 31,
                                           -----------------------------------
                                                   2001             2000
                                           -----------------------------------

Expected dividend yield                     $              -     $          -
Expected stock price volatility                         197 %             73 %
Risk-free interest rate                                 7.0 %            6.5 %
Expected life of options                          2 - 5 years          5 years
                                           -----------------------------------

The weighted average fair value of options granted during 2001 and 2000 was $.49 and $.53, respectively.

The following table summarizes information about stock options outstanding at May 31, 2001:

                        Options Outstanding              Options Exercisable
            ------------------------------------------------------------------
                             Weighted
                              Average
                             Remaining    Weighted                   Weighted
   Range of                 Contractual    Average                   Average
   Exercise      Number        Life       Exercise      Number       Exercise
    Prices     Outstanding    (Years)       Price     Exercisable     Price
------------------------------------------------------------------------------

$   .25 -  .50    1,330,000      3.87    $     .47    1,330,000       $   .47
   1.00 - 1.10      125,000      2.99         1.09      125,000          1.09
------------------------------------------------------------------------------

$   .25 - 1.10    1,455,000      3.79    $     .53    1,455,000       $   .53
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                                     LIFESMART NUTRITION, INC.
                                                Notes to Financial Statements
                                                                 May 31, 2001
------------------------------------------------------------------------------

13.     Significant Customers

Approximate revenues from significant customers for the years ended May 31, are as follows:

                                              2001             2000
                                        -----------------------------------

                        Customer A      $          838,676   $        7,071
                        Customer B                 456,863            6,856
                        Customer C                  36,604            5,999
                                        -----------------------------------

                                        $        1,332,143   $       19,926
                                        -----------------------------------

14.     Pending Transaction

On March 19, 2001, the Company entered into an agreement with Upland Energy Corporation to effect a reverse merger. The closing of the merger is subject to various conditions being met, and is still pending.

                         UPLAND ENERGY CORPORATION

                       AND LIFESMART NUTRITION, INC.

             PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                [Unaudited]


The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of Upland Energy Corporation (a Utah corporation) ("PARENT") as of September 30, 2001 and the balance sheet of LifeSmart Nutrition, Inc. (a Utah corporation) ("SUBSIDIARY") as of August 31, 2001, accounting for the transaction as a recapitalization of SUBSIDIARY with the issuance of shares for the net assets of PARENT (a reverse acquisition) and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was not completed as of August 31, 2001.

The following unaudited proforma condensed combined statement of operations combine the results of operations of PARENT for the three months ended September 30, 2001 and the results of operations of SUBSIDIARY for the three months ended August 31, 2001 as if the transaction had occurred as of the beginning of the period.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of PARENT and SUBSIDIARY. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

                         UPLAND ENERGY CORPORATION

                       AND LIFESMART NUTRITION, INC.

                 PROFORMA CONDENSED COMBINED BALANCE SHEET

                              August 31, 2001
                                  ASSETS
                                [Unaudited]

                        LifeSmart      Upland
                        Nutrition,      Energy
                           Inc.      Corporation
                        August 31,    September       Proforma
                           2001        30, 2001       Increase       Proforma
                       [Subsidiary]    [Parent]      (Decrease)      Combined
                       ____________  ____________  ______________ ____________
ASSETS:
 Cash                  $          -  $      2,798  $[H]    (2,798) $         -
 Receivables                180,973        14,500   [H]   (14,500)     180,973
 Inventory                  557,085             -               -      557,085
 Prepaid expenses             2,513             -               -        2,513
 Loan receivable                  -        25,000   [H]   (25,000)           -
 Net current assets of
   discontinued opera-
   tions held for sale            -             -   [H]    12,103       12,103
 Property and
   Equipment, net            22,484         1,223   [H]    (1,223)      22,484
 Oil and Gas operations,
   net                            -       100,000   [H]  (100,000)           -
 Intangible and other
   assets, net               15,522             -               -       15,522
 Advances to subsidiary           -       818,253   [G]  (818,253)           -
 Net assets of
   discontinued opera-
   tions held for sale            -             -   [H]   101,223      101,223
                      _____________  ____________  ______________ ____________
                      $     778,577  $    961,774  $     (848,448) $   891,903
                      _____________  ____________  ______________ ____________

                         UPLAND ENERGY CORPORATION

                       AND LIFESMART NUTRITION, INC.

                 PROFORMA CONDENSED COMBINED BALANCE SHEET

                              August 31, 2001
                                  ASSETS
                                [Unaudited]
                                [Continued]

              LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES:
 Bank overdraft       $     107,704  $          -  $            -  $   107,704
                                                    [B]    50,000
 Accounts payable and                               [F]    15,000
 Accrued liabilities        726,950        30,195   [H]   (30,195)     791,950
 Advances                   843,253             -   [G]  (818,253)      25,000
 Notes payable -
   related party            751,985             -               -      751,985
                      _____________  ____________  ______________ ____________
   Total Liabilities      2,429,892        30,195      (783,448)     1,676,639
                      _____________  ____________  ______________ ____________

STOCKHOLDERS' EQUITY (DEFICIT):
                                                    [A]     7,898
                                                    [C](4,680,726)
 Common stock             4,680,726         8,739   [E]    (4,370)      12,267
                                                    [A]    (7,898)
                                                    [B]   (50,000)
                                                    [D](2,417,645)
 Capital in excess of                               [C] 4,680,726
   par value                      -     3,340,485   [E]     4,370    5,550,038
 Less: Subscription
   receivable              (215,519)            -               -    (215,519)
                                                    [F]   (15,000)
 Retained deficit        (6,116,522)   (2,417,645)  [D] 2,417,645   6,131,522)
                      _____________  ____________  ______________ ____________
   Total Stockholders'
    Equity (Deficit)     (1,651,315)      931,579         (65,000)   (784,736)
                      _____________  ____________  ______________ ____________
                      $     778,577  $    961,774  $     (848,448) $   891,903
                      _____________  ____________  ______________ ____________

      See Notes To Unaudited Proforma Condensed Financial Statements.

                         UPLAND ENERGY CORPORATION
                       AND LIFESMART NUTRITION, INC.
            PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                [Unaudited]

                       LifeSmart      Upland
                       Nutrition,     Energy
                          Inc.      Corporation
                        For the       For the
                         Three         Three
                      Months Ended  Months Ended
                       August 31,   September 30,    Proforma
                          2001          2001         Increase       Proforma
                      [Subsidiary]    [Parent]      (Decrease)      Combined
                      ____________  ____________  ______________  ____________
REVENUE               $    396,253  $     50,865  $[H]   (50,865) $    396,253
                      ____________  ____________  ______________  ____________
EXPENSES:
 Cost of sales             242,515        29,945   [H]   (29,945)      242,515
 Research and
   development                 140             -               -           140
 Selling and
   marketing               159,726             -               -       159,726
 Depletion and
   depreciation                  -           471   [H]      (471)            -
 General and
   administrative          333,962        27,714   [H]   (27,714)      333,962
 Loss on impairment              -             -               -             -
                      ____________  ____________  ______________  ____________
 Total expenses            736,343        58,130   [H]   (58,130)      736,343
                      ____________  ____________  ______________  ____________
INCOME (LOSS) FROM
 OPERATIONS               (340,090)       (7,265)  [H]     7,265     (340,090)
OTHER INCOME (EXPENSE)      (5,209)            -   [F]   (15,000)     (20,209)
                      ____________  ____________  ______________  ____________
(LOSS) FROM
  OPERATIONS BEFORE
  PROVISION FOR TAXES     (345,299)       (7,265)         (7,735)    (360,299)
PROVISION FOR INCOME
  TAXES                          -             -               -             -
                      ____________  ____________  ______________  ____________
LOSS FROM CONTINUING
  OPERATIONS              (345,299)       (7,265)         (7,735)    (360,299)
DISCONTINUED OPERATIONS:
 Loss from operations
   of discontinued oil
   and gas operations            -             -          (7,265)      (7,265)
 Estimated loss on
   disposal of oil
   and gas operations            -             -               -             -
                      ____________  ____________  ______________  ____________
LOSS FROM DISCON-
  TINUED OPERATIONS              -             -          (7,265)      (7,265)
                      ____________  ____________  ______________  ____________
NET LOSS AVAILABLE TO
 COMMON SHAREHOLDERS  $   (345,299) $     (7,265) $      (15,000) $  (367,564)
                      ____________  ____________  ______________  ____________
      See Notes To Unaudited Proforma Condensed Financial Statements.

                         UPLAND ENERGY CORPORATION

                       AND LIFESMART NUTRITION, INC.

            PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                             [Unaudited]


                       LifeSmart      Upland
                       Nutrition,     Energy
                          Inc.      Corporation
                        For the       For the
                         Three         Three
                      Months Ended  Months Ended
                       August 31,   September 30,    Proforma
                          2001          2001         Increase       Proforma
                      [Subsidiary]    [Parent]      (Decrease)      Combined
                      ____________  ____________  ______________  ____________
LOSS PER COMMON
  SHARE:
   Continuing
     operations       $       (.03) $       (.00) $     N/A       $      (.03)
   Discontinued
     operations                  -             -        N/A              (.00)
   Disposal of
     operations                  -             -        N/A              (.00)
                      ____________  ____________  ______________  ____________
LOSS PER COMMON
  SHARES              $       (.03) $       (.00)       N/A       $      (.03)
                      ____________  ____________  ______________  ____________

WEIGHTED AVERAGE
  SHARES                11,307,050     8,738,592                    12,267,081
                      ____________  ____________                  ____________








      See Notes To Unaudited Proforma Condensed Financial Statements.

                         UPLAND ENERGY CORPORATION

                       AND LIFESMART NUTRITION, INC.

         NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                [Unaudited]

NOTE 1 - UPLAND ENERGY CORPORATION

     UPLAND ENERGY CORPORATION ["PARENT"], a Utah corporation, was incorporated on January 30, 1986. The PARENT has been engaged in oil and gas exploration and production. Parent is planning to spin-off its oil and gas operations.

NOTE 2 - LIFESMART NUTRITION, INC.

     LIFESMART NUTRITION, Inc. ["SUBSIDIARY"], a Utah corporation, was incorporated on August 27, 1997. The Company manufactures and distributes nutritional and health food products.

NOTE 3 - PROFORMA ADJUSTMENTS

     On March 19, 2001, PARENT entered in an agreement and plan of reorganization wherein PARENT would acquire 100% of SUBSIDIARY through the issuance of 7,897,785 shares (post-split) of restricted common stock in a transaction wherein SUBSIDIARY will become a wholly-owned subsidiary of PARENT. Final consummation of the proposed acquisition is subject to various conditions being met and is not guaranteed.

     Upon completion of the acquisition agreement between PARENT AND SUBSIDIARY, the surviving entity shall prepare and file a registration statement to spin-off GS&C Corporation, a subsidiary of PARENT. Prior to the spin-off of GS&C, the surviving entity shall transfer the former operations of the PARENT to GS&C. The former operations includes all assets and liabilities of PARENT prior to completion of the acquisition. If the surviving entity is unable to spin-off GS&C within twelve months following the completion of the acquisition, an officer of PARENT and an entity related to a shareholder of the PARENT, shall jointly have the right or option to purchase GS&C, including the oil and gas properties and equipment, for a purchase price of $100,000.

     In connection with the proposed acquisition, PARENT will effect a 1 for 2 reverse split of its common stock, thus reducing its shares outstanding just prior to the acquisition. At September 30, 2001, Parent had 8,738,592 shares outstanding, which included 3,673,000 shares issued at $.25 per share net of deferred stock offering costs of approximately $103,890 under a limited stock offering. As of September 30, 2001, the PARENT had advanced $818,253 to the SUBSIDIARY. After the acquisition, stock split and limited offering, there will be approximately 12,267,081 shares of common stock outstanding.

                         UPLAND ENERGY CORPORATION

                       AND LIFESMART NUTRITION, INC.

         NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                [Unaudited]

NOTE 3 - PROFORMA ADJUSTMENTS [Continued]

     Proforma adjustments on the attached financial statements include the following:

     [A] To  record  the  acquisition of Subsidiary by Parent  through the issuance of 7,897,785 shares of common stock. The ownership interests of the former owners of Subsidiary in the combined enterprise will be greater than that of the ongoing shareholders of Parent and, accordingly, the management of Subsidiary will assume operating control of the combined enterprise. Consequently, the acquisition is accounted for as the recapitalization of Subsidiary, wherein Subsidiary purchased the assets of Parent and accounted for the transaction as a "Reverse Purchase" for accounting purposes.

     [B] The  estimated  costs  incurred in completing  the reorganization have been treated as stock issuance costs by Parent and, therefore, as a reduction of additional paid-in capital. These estimated costs ($50,000) consist primarily of legal and accounting fees.

     [C] To   eliminate   the   common  stock   of   the   Subsidiary  for
         consolidation.


     [D] To eliminate the accumulated deficit of Parent at the date of acquisition to reflect the purchase by Subsidiary for accounting purposes.

     [E] To record the 1 for 2 reverse common stock split resulting in 4,369,296 shares of Parent common stock outstanding prior to the acquisition (as of September 30, 2001).

     [F] To record interest expense at 12 percent per annum on $500,000 as though the notes payable used to effect the acquisition were outstanding for the entire three months.

     [G] To eliminate the advances from PARENT to SUBSIDIARY at August 31, 2001.

     [H] To reclassify the assets, liabilities, and operations of PARENT as discontinued operations.

                         UPLAND ENERGY CORPORATION

                         LIFESMART NUTRITION, INC.

         NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                [Unaudited]

NOTE 4 - PROFORMA (LOSS) PER SHARE

     The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented. The computation also reflects the 1 for 2 reverse stock split. The estimated average shares outstanding used in the computation are 11,307,050 for LifeSmart Nutrition, Inc., 8,738,592 for Upland Energy Corporation, and 12,267,081 shares for the Proforma combined.

     Dilutive earnings per share was not presented, as its effect was anti-dilutive for the three months ended August 31, 2001, and September 30, 2001.

NOTE 5 - STOCKHOLDERS' EQUITY (DEFICIT)

     The Company has an existing employee stock option plan and expects to offer stock options to management and employees of the combining entities in the future. Although, management has no plans at this time as to the number of options that might be issued, any such options would be exercisable at or above the fair market value of the stock at the time of issuance and would be accounted for in accordance with APB 25 and SFAS 123.

     The acquisition transaction is based on the book value of net tangible assets, rather than the quoted market price of outstanding shares, due to the minimal trading activity of the Company's shares.

     The following schedule is a reconciliation of the Proforma total stockholders' equity (deficit) of LifeSmart Nutrition, Inc. after the merger:

          Stockholders Equity (Deficit) of Lifemart
            Nutrition, Inc. before the merger            $    (1,651,315)
          Add: Net tangible assets (Upland Energy Corp)          931,579
          Less: Estimated Costs of Acquisition                   (50,000)
          Less: Estimated Interest on Debt                       (15,000)
                                                         _______________
          Total Stockholders' Deficit after the
            transaction                                  $      (784,736)
                                                         _______________

                         UPLAND ENERGY CORPORATION

                         LIFESMART NUTRITION, INC.

         NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                [Unaudited]

NOTE 5 - STOCKHOLDERS' EQUITY (DEFICIT) [Continued]

     The following schedule is a reconciliation of the Proforma net income
     (loss) of Upland Energy Corporation for the three months ended September 30, 2001:

          Net (loss) for the nine months ended
            9/30/2001                                    $      (278,979)
          Less: Net (loss) for the six months
            ended 6/30/2001                                     (271,714)
                                                         _______________
          Proforma Net Loss for the three months
            ended 9/30/2001                              $        (7,265)
                                                         _______________
NOTE 6 - SUBSEQUENT EVENTS

     As part of the acquisition, Upland plans to prepare and file a registration statement to spin-off or transfer its ownership in GS&C. The shareholders of Upland prior to acquisition, shall receive one share of GS&C for every ten shares held in Upland. LifeSmart shareholders will receive one share of GS&C for every one hundred shares held in LifeSmart. The oil and gas production properties, equipment, and all rights related to the oil and gas production, shall be transferred from Upland to GS&C. If Upland is unable to complete this spin-off within twelve months of closing, Lee Jackson and Maven Properties, LLC. shall jointly have the right or option, for a period of sixty days from the end of the twelve-month period, to buy GS&C along with its oil and gas assets for $100,000.

                             ARTICLES OF AMENDMENT
                      TO THE ARTICLES OF INCORPORATION OF
                           UPLAND ENERGY CORPORATION

     Pursuant to the provisions of Section 16-10a-1006 of the Utah Revised Business Corporation Act, Upland Energy Corporation, a Utah corporation, hereinafter referred to as the "Corporation," hereby adopts the following Articles of Amendment to these Articles of Incorporation:

FIRST:    The name of the Corporation is Upland Energy Corporation

SECOND:   Article I shall read as follows:

                               Article I

     The name of the Corporation is LifeSmart, Inc.

THIRD:     Article IV shall read as follows:

                            AUTHORIZED SHARE

     The Corporation shall have authority to issue an aggregate of 60,000,000 shares, of which 10,000,000 shares shall be preferred stock, par value $0.001 (the "Preferred Stock"), and 50,000,000 shares shall be common stock, par value $0.001 (the "Common Stock"). The powers, preferences, and rights, and the qualifications, limitations, or restrictions of the shares of stock of each class and series which the Corporation shall be authorized to issue, are as follows:

     (a) Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the board of directors. Each series shall be distinctly designated. All shares of any one series of the Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences, participating, optional, and other rights of each such series and the qualifications, limitations, or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Except as hereinafter provided, the board of directors of this Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of Preferred Stock, the designation, powers, preferences, and relative participating, optional, and other rights and the qualifications, limitations, and restrictions thereof, if any, of such series, including, without limiting the generality of the foregoing, the following:

          (i) The distinctive designation of, and the number of shares of Preferred Stock which shall constitute each series, which number may be increased (except as otherwise fixed by the board of directors) or decreased (but not below the number of shares thereof outstanding) from time to time by action of the board of directors;

          (ii) The rate and times at which, and the terms and conditions on which, dividends, if any, on the shares of the series shall be paid; the extent of preferences or relation, if any, of such dividends to the dividends payable on any other class or classes of stock of this Corporation or on any series of Preferred Stock and whether such dividends shall be cumulative or noncumulative;

          (iii) The right, if any, of the holders of the shares of the same series to convert the same into, or exchange the same for, any other class or classes of stock of this Corporation and the terms and conditions of such conversion or exchange;

          (iv) Whether shares of the series shall be subject to redemption and the redemption price or prices, including, without limitation, a redemption price or prices payable in shares of any other class or classes of stock of the Corporation, cash, or other property and the time or times at which, and the terms and conditions on which, shares of the series may be redeemed;

          (v) The rights, if any, of the holders of shares of the series on voluntary or involuntary liquidation, merger, consolidation, distribution, or sale of assets, dissolution, or winding up of this Corporation;

          (vi) The terms of the sinking fund or redemption or purchase account, if any, to be provided for shares of the series; and

          (vii) The voting powers, if any, of the holders of shares of the series.

     (b) Common Stock. The Common Stock shall have the following powers, preferences, rights, qualifications, limitations, and restrictions:

          (i) After the requirements with respect to preferential dividends of Preferred Stock, if any, shall have been met and after this Corporation shall comply with all the requirements, if any, with respect to the setting aside of funds as sinking funds or redemption or purchase accounts and subject further to any other conditions which may be required by the Utah Revised Business Corporation Act, then, but not otherwise, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the board of directors without distinction as to series;

          (ii) After distribution in full of any preferential amount to be distributed to the holders of Preferred Stock, if any, in the event of a voluntary or involuntary liquidation, distribution or sale of assets, dissolution, or winding up of this Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of Common Stock held by each without distinction as to series; and

          (iii) Except as may otherwise be required by law or these Articles of Incorporation, in all matters as to which the vote or consent of stockholders of the Corporation shall be required or be taken, including any vote to amend these Articles of Incorporation, to increase or decrease the par value of any class of stock, effect a stock split or combination of shares, or alter or change the powers, preferences, or special rights of any class or series of stock, the holders of the Common Stock shall have one vote per share of Common Stock on all such matters and shall not have the right to cumulate their votes for any purpose.

     (c)     Other Provisions.

          (i) The board of directors of the Corporation shall have authority to authorize the issuance, from time to time without any vote or other action by the stockholders, of any or all shares of the Corporation of any class at any time authorized, and any securities convertible into or exchangeable for such shares, in each case to such persons and for such consideration and on such terms as the board of directors from time to time in its discretion lawfully may determine; provided, however, that the consideration for the issuance of shares of stock of the Corporation having par value shall not be less than such par value. Shares so issued, for which the full consideration determined by the board of directors has been paid to the Corporation, shall be fully paid stock, and the holders of such stock shall not be liable for any further call or assessments thereon.

          (ii) Unless otherwise provided in the resolution of the board of directors providing for the issue of any series of Preferred Stock, no holder of shares of any class of the Corporation or of any security or obligation convertible into, or of any warrant, option, or right to purchase, subscribe for, or otherwise acquire, shares of any class of the Corporation, whether now or hereafter authorized, shall, as such holder, have any preemptive right whatsoever to purchase, subscribe for, or otherwise acquire shares of any class of the Corporation, whether now or hereafter authorized.

          (iii) Anything herein contained to the contrary notwithstanding, any and all right, title, interest, and claim in and to any dividends declared or other distributions made by the Corporation, whether in cash, stock, or otherwise, which are unclaimed by the stockholder entitled thereto for a period of six years after the close of business on the payment date, shall be and be deemed to be extinguished and abandoned; and such unclaimed dividends or other distributions in the possession of the Corporation, its transfer agents, or other agents or depositories, shall at such time become the absolute property of the Corporation, free and clear of any and all claims of any person whatsoever.

FOURTH:     By executing these Articles of Amendment to the Articles of
Incorporation, the president and secretary of the Corporation do hereby certify that on May 1, 2001, the foregoing amendment to the Articles of Incorporation of Upland Energy Corporation was authorized and approved pursuant to section 16-10a-1003 of the Utah Revised Business Corporation Act by a vote of the majority of the Corporation's shareholders. The number of issued and outstanding shares entitled to vote on the foregoing amendment to the Articles of Incorporation was 5,065,592 of which 3,396,798 shares voted for an no shares voted against the foregoing amendment to the Articles of Incorporation. No other class of shares was entitled to vote thereon as a class.

     DATED this   day of May, 2001.


                                         --------------------------
                                         Lee Jackson, President


                                         --------------------------
                                         Mike Labertew, Secretary

STATE OF UTAH        )
                     :ss
COUNTY OF SALT LAKE  )

     On this ___ day of May, 2001, personally appeared before me, the undersigned, a notary public, Lee Jackson and Michael Labertew, who being by me first duly sworn, declare that they are the president and secretary, of the above-named corporation, that they signed the foregoing Articles of Amendment to the Articles of Incorporation, and that the statements contained therein are true.

                                           WITNESS MY HAND AND OFFICIAL SEAL.


                                   ----------------------------------
                                          Notary Public